As filed with the Securities and Exchange Commission on March 7, 1997
                                                  1933 Act File No. 33-30085
                                                  1940 Act File No. 811-5866


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           SECURITIES ACT OF 1933           [x]
                       POST-EFFECTIVE AMENDMENT NO. 12      [x]
                             REGISTRATION STATEMENT
                                      UNDER
                     THE INVESTMENT COMPANY ACT OF 1940     [x]
                              AMENDMENT NO. 15              [x]

                        The Wright EquiFund Equity Trust
               (Exact Name of Registrant as Specified in Charter)

                 24 Federal Street, Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)


                                  617-482-8260
                         (Registrant's Telephone Number)


                                 Alan R. Dynner
                 24 Federal Street, Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

[x]  Immediately upon filing pursuant to paragraph (b)
[  ] 60 days after filing pursuant to paragraph (a)(1)
[  ] 75 days after filing pursuant to paragraph (a)(2)
[  ]On (date) pursuant to paragraph (b)
[  ]On (date) pursuant to paragraph (a)(1)
[  ]On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has filed a Declaration pursuant to Rule 24f-2 and on February 25, 1997 filed its "Notice" as required by that Rule for the fiscal year ended December 31, 1996.

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:


     Cross Reference Sheet required by Rule 481(a) under Securities Act of 1933.


     Part A -- The Prospectus of

                 Wright EquiFund - Italian
                 Wright EquiFund - Spanish


     Part B -- Statement of Additional Information of

                 Wright EquiFund - Italian
                 Wright EquiFund - Spanish


     Part C -- Other Information


     Signatures


     Exhibit Index Required by Rule 483(a) under the Securities Act of 1933


     Exhibits



                        The Wright EquiFund Equity Trust
     Wright EquiFund - Italian                   Wright EquiFund - Spanish
                              Cross Reference Sheet

Item No.                                                                     Statement of
FORM N-1A--Part A             Prospectus Caption                             Additional Information Caption
----------------------------------------------------------------------------------------------------------------------------------

1.....................       Front Cover Page
2.....................       An Introduction to the Funds,
                             Shareholder and Fund Expenses
3.....................       Financial Highlights
4.....................       An Introduction to the Funds, The Funds and their
                             Investment Objectives and Policies, Policies that Apply
                             to the Funds, Other Investment Policies, Other
                             Information, Appendix
5.....................       The Investment Adviser, The Administrator,
                             Distribution Expenses, Back Cover
5(a)..................       Not Applicable
6.....................       Other Information, Distributions by the
                             Funds, Taxes
7.....................       How to Buy Shares, How the Funds
                             Value their Shares, How Shareholder
                             Accounts are Maintained, How to
                             Exchange Shares, Tax-Sheltered
                             Retirement Plans
8.....................       How to Redeem or Sell Shares
9.....................       Not Applicable

Form N-1A -- Part B
----------------------------------------------------------------------------------------------------------------------------------

10....................                                                     Front Cover Page and Back Cover
11....................                                                     Table of Contents
12....................                                                     General Information and History
13....................                                                     Investment Objectives and Policies,
                                                                             Investment Restrictions
14....................                                                     Officers and Trustees
15....................                                                     Control Persons and Principal Holders
                                                                              of Shares
16....................                                                     Investment Advisory and Administra-
                                                                             tive Services, Custodian, Independent
Certified Public Accountants, Back
                                                                             Cover
17....................                                                     Brokerage Allocation
18....................                                                     Fund Shares and Other Securities
19....................       How to Buy Shares, How to Redeem              Purchase, Exchange, Redemption,
                             or Sell Shares, How the Funds Value             and Pricing of Shares
                             their Shares
20....................       Taxes                                         Taxes
21....................                                                     Principal Underwriter
22....................                                                     Performance Information
23....................                                                     Financial Statements


                                     Part A
                      Information Required In A Prospectus

                                   PROSPECTUS

                        THE WRIGHT EQUIFUND EQUITY TRUST

-------------------------------------------------------------------------------

 Wright EquiFund--Italian                       Wright EquiFund--Spanish*
-------------------------------------------------------------------------------

* As of the date of this Prospectus, this Fund is not available for purchase in any state of the United States. Contact the principal underwriter or your broker for the latest information.

     Each Fund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a broadly based portfolio of equity securities selected from the publicly traded companies in the National Equity Index for the nation or nations in which each Fund is permitted to invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person will comprise the National Equity Indices.

     This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference.


     A combined Statement of Additional Information dated March 7, 1997 containing more detailed information about the Funds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge from Wright Investors' Service Distributors, Inc.


      Write To:  The Wright EquiFund Equity Trust
                 Wright Investors' Service Distributors, Inc.
                 1000 Lafayette Blvd., Bridgeport, CT 06604

       or Call:  (800) 888-9471

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         Prospectus Dated March 7, 1997

             Table of Contents

                                          PAGE



An Introduction to the Funds..............   2
Shareholder and Fund Expenses.............   6
Financial Highlights......................   8
The Funds and their Investment
   Objectives and Policies................   9
The National Equity Indices...............   9
Policies that Apply to the Funds..........  11
Other Investment Policies.................  11
Special Investment Considerations - Risks.  12
The Investment Adviser....................  14
The Administrator.........................  17
Distribution Expenses.....................  18
How the Funds Value their Shares..........  19
How to Buy Shares.........................  20
How Shareholder Accounts are Maintained...  22
Distributions and Dividends by the Funds..  23
Taxes.....................................  23
How to Exchange Shares....................  25
How to Redeem or Sell Shares..............  26
Performance Information...................  28
Other Information.........................  28
Tax-Sheltered Retirement Plans............  29
Appendix..................................  30



-----------------------------------------------------------------------------


An Introduction to the Funds


The information summarized below is qualified in its entirety by the more detailed information set forth below in this Prospectus.


The  Trust

The Wright EquiFund Equity Trust (the "Trust") is an open end, management investment company, known as a mutual fund, registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of 19 series, two of which are described in this Prospectus (each a "Wright EquiFund" and collectively the "Wright EquiFunds"). The remaining 17 series are being offered under a separate prospectus. The Wright EquiFunds offered through this Prospectus are referred to herein as the Funds. Each Wright EquiFund represents a separate and distinct series of the Trust's shares of beneficial interest. The Funds offered herein are each non-diversified funds.

Investment Objective

     Each Fund seeks to achieve its investment objective of enhanced total investment return (price appreciation plus income) by investing in a portfolio of equity securities selected by the Investment Adviser from the publicly traded companies in the corresponding National Equity Index.

Only securities for which adequate public information is available and which could be considered acceptable by a prudent person will comprise the National Equity Indices. Although there can be no guarantee that each Fund's investment objective will be achieved, each Fund is expected to have a broadly based investment portfolio composed of the equity securities of companies in the designated nation or nations.

The Funds

   The following two Funds are offered through this Prospectus:

                           Wright EquiFund -- Italian
                           Wright EquiFund -- Spanish*

                  ---------------------------------------------
                    * As of the date of this Prospectus, this
                    Fund is not available for purchase in any
                     state of the United States. Contact the
                    principal underwriter or your broker for
                             the latest information.


The Investment Adviser and Administrator

     Each Fund has engaged Wright Investors' Service, Inc., 1000 Lafayette Boulevard, Bridgeport, CT ("Wright" or the "Investment Adviser") as investment adviser to carry out the investment and reinvestment of the Fund's assets. Each Fund also has retained Eaton Vance Management ("Eaton Vance" or the "Administrator"), 24 Federal Street, Boston, MA 02110 as administrator to manage the Fund's business affairs.

The Distributor

     Wright Investors' Service Distributors, Inc. ("WISDI" or the "Principal Underwriter") is the Distributor of the Funds' shares and receives a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets.


Who May Purchase Fund Shares

     The Funds were established to provide investment opportunities in the main security markets of the world for investment portfolios managed by professional trustees and other persons and institutions acting in a fiduciary capacity. The Funds are designed to enable fiduciaries to comply with the rule that investments made by fiduciaries should be selected with the care, skill and caution that would be exercised by a prudent person where the primary consideration is preservation of capital. Shares of the Funds are available to the public as well as through these fiduciaries.

How to Purchase Fund Shares


     There is no sales charge on the purchase of Fund shares. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. The minimum initial investment in each Fund is $1,000 which will be waived for investments in 401(k) tax-sheltered retirement plans. The $1,000 minimum initial investment is also waived for
Automatic Investment Program accounts which may be established with an investment of $50 or more with a minimum of $50 applicable to each subsequent investment. Shares may also be purchased through an exchange of securities. See "How to Buy Shares."



Distribution Options

     Unless the shareholder has elected to receive dividends and distributions in cash, dividends and distributions will be reinvested in additional shares of the Fund making such dividend or distribution at the net asset value per share as of the reinvestment date. Dividend and capital gains distributions, if any, are usually made annually in December.

Redemptions


     Shares may be redeemed directly from a Fund at the net asset value per share next determined after receipt of the redemption request in good order. A telephone redemption privilege is available. There is 1.5% redemption fee on shares redeemed within 30 days of purchase, unless purchase is for a fee-based investment account. See "How to Redeem or Sell Shares."


Exchange Privilege

     Shares of the Funds may be exchanged for shares of certain other funds managed by the Investment Adviser at the net asset value next determined after receipt of the exchange request. There are limits on the number and frequency of exchanges. A telephone exchange privilege is available as described under "How to Exchange Shares."

Net Asset Value

     The net asset value per share of each Fund is calculated on each day the New York Stock Exchange is open for trading. Call (800) 888-9471 for the previous day's net asset value.

Taxation


     Each Fund has qualified and elected or intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code.

Shareholder Communications

     Each  shareholder  will receive annual and semi-annual  reports  containing financial statements, and a statement confirming each share transaction. Financial statements included in annual reports are audited by the Trust's independent certified public accountants. Where possible, shareholder confirmations and account statements will consolidate all Wright investment fund holdings of the shareholder.

Special Risk Considerations

     International investments pose additional risks including currency exchange rate fluctuation, currency revaluation and political risks. See page 12 for additional foreign investment considerations.





THE PROSPECTUSES OF THE FUNDS ARE COMBINED IN THIS PROSPECTUS. EACH FUND OFFERS ONLY ITS OWN SHARES, YET IT IS POSSIBLE THAT A FUND MIGHT BECOME LIABLE FOR A MISSTATEMENT IN THE PROSPECTUS OF ANOTHER FUND. THE TRUSTEES OF THE TRUST HAVE CONSIDERED THIS IN APPROVING THE USE OF A COMBINED PROSPECTUS.

Shareholder and Fund Expenses

                                                                                Italian    Spanish


Shareholder Transaction Expenses (as a percentage of the maximum offering price)
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                                        none       none
Maximum Sales Charge Imposed on Reinvestment of Dividends                        none       none
Deferred Sales Charge                                                            none       none
Redemption Fees                                                                 1.50%      1.50%
Exchange Fees                                                                    none       none

Annualized Fund Operating Expenses (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                        0.75%      0.75%
Rule 12b-1 Distribution Expenses                                                0.25%      0.25%
Other Expenses (including administration fee of 0.10%)                          0.98%      1.00%
                                                                                ----------------


Total Operating Expenses (*)                                                    1.98%      2.00%
                                                                                ======     ======

Example

     An investor would pay the following redemption fee and expenses on a $1,000 investment, assuming (a) 5% annual return and
 (b) redemption at the end of each period:
                                                                                Italian    Spanish
                                                                                --------   -------
1 Year                                                                           $35        $35
3 Years                                                                           62         63

     An investor would pay the following expenses on the same investment, assuming (a) 5% annual return  and
 (b) no redemptions:

1 Year                                                                           $20        $20
3 Years                                                                           62         63
---------------------------------------------------------------------------------------------------------------------------------

     The table and Example summarize the aggregate expenses of the Funds and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Other Expenses are estimated for the current fiscal year because the Funds were only recently organized. In the event Other Expenses exceed the estimated 1.00%, the Distribution Fee and Investment Adviser Fee will be reduced so that Total Operating Expenses do not exceed 2.00%. If total reduction of the Distribution Fee and Investment Advisory Fee is not sufficient to reduce expenses to the 2.00% level, expenses exceeding the 2.00% level will be allocated to the Investment Adviser so that the shareholder will not experience expenses over the 2.00% level. This policy is expected to continue at least until December 31, 1997.

* During the year ended December 31, 1996, custodian fees for the Italian Fund were reduced by credits resulting from cash balances that the Fund maintained with Investors Bank & Trust Company. If these credits were included, Total Operating Expenses shown above for the Fund would have been 1.43%.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of the Funds see "The Investment Adviser," "The Administrator," "Distribution Expenses" and "How to Redeem or Sell Shares."

     The Redemption Fees under the table are applicable only for shares redeemed within 30 days of their purchase.

     The Spanish Fund is not offered for sale as of the date of this Prospectus.

Financial Highlights


     The following information should be read in conjunction with the audited financial statements included in the Funds' annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Funds' Principal Underwriter, Wright Investors' Service Distributors, Inc. at (800) 888-9471.


                        THE WRIGHT EQUIFUND EQUITY TRUST
                                 ITALIAN SERIES
                             Year Ended December 31
                                     1996(1)
-------------------------------------------------------------------------------


   Net asset value -- beginning of period............            $ 10.000
                                                                  --------

   Income from Investment Operations:
     Net investment loss.............................            $ (0.042)
     Net realized and unrealized gain
     on investments.................................                0.712
                                                                  ---------
       Total income
         from investment operations..................            $  0.670
                                                                  ---------

   Net asset value, end of period....................            $ 10.670
                                                                 =========

   Total Return(3)...................................               6.70%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)...........            $ 10,861
     Ratio of net expenses to average daily net assets              1.98% (2)(4)
     Ratio of net investment loss to average daily net assets      (1.43%)(2)
     Portfolio Turnover Rate...............                           24%
     Average commission rate paid(5).................            $  0.0145

   (1) For the period from the start of business, September 9, 1996 to December 31, 1996.
   (2) Annualized.
   (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (4) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.43% for the period from the start of business, September 9, 1996 to December 31, 1996.
   (5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

The Funds and their Investment Objectives and Policies

     Each Fund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a portfolio of equity securities selected by the Investment Adviser from the publicly traded companies in the National Equity Index for the nation or nations in which each Fund is permitted to invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person will comprise a National Equity Index. Each Fund will invest at least 65% of its total assets in the securities of companies located in the country referred to in its name. A Fund's selection of equity securities is limited to those equity securities included in the National Equity Index (which is described below) relating to such Fund. Each Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, rights, warrants and securities convertible into stock. As a matter of nonfundamental policy, it is expected that the Funds will normally be fully invested in equity securities. However, the Fund may invest up to 20% of its net assets in the short-term debt securities described under "Special Considerations -- Defensive Investments." In addition, for temporary defensive purposes, a Fund may hold cash or invest more than 20% of its net assets in these short-term debt securities.

     Except for the fundamental investment restrictions listed in the Statement of Additional Information, the investment objective and policies of each Fund are not fundamental and may be changed by the Trustees of the Trust without a vote of the affected Fund's shareholders. Any such change of the investment objective of a Fund will be preceded by thirty days' advance written notice to each shareholder of such Fund. If any changes were made, the Fund might have an investment objective different from the objective which an investor considered appropriate at the time the investor became a shareholder in the Fund. There is no assurance that the Funds will achieve their respective investment objective. The market price of securities held by the Funds that are quoted or denominated in foreign currencies, when expressed in U.S. dollars, will fluctuate in response to changes in exchange rates between the U.S. dollar and the currencies in which the securities are quoted or denominated. The net asset value of each Fund's shares will also fluctuate as a result of changes in the value of the securities that it owns.


The National Equity Indices

     Wright, with the assistance of local financial institutions as described below, has developed the National Equity Indices (the "Indices"). Each Index is designed to be an index of substantially all the publicly traded companies in the nation or nations in which each respective Fund is permitted to invest which meet the requirements of a prudent investor. The prudent investor standard requires that care, skill and caution be used in selecting securities for investment. This prudent investor standard is the foundation for the investment criteria employed in creating the Indices. The Investment Adviser will select securities for investment from those included in the corresponding Index.

     Wright has developed disciplined objective criteria to insure that the required care, skill and caution are used in selecting securities for each of the Indices.

     Wright generally considers for inclusion in an Index only those companies which have at least:

         1. Five years of audited operating information; 2. An established minimum in both book value and market value; and 3. A three-year record of pricing in a public market.

     In addition, only companies that meet the following criteria will be included in an Index:

         1. A significant portion of the shares of the company is believed to be publicly owned;

         2. The company has had positive earnings for the last fiscal or calendar year, or for the last twelve months, or cumulatively for the last three years; and

         3. The company is not a closed-end investment company, a real estate investment trust or a non-bank securities broker/dealer.


     In selecting securities for the Indices and for inclusion in the portfolios of the Funds, Wright utilizes its Worldscope(R) international database. The database provides more than 1,500 items of information on more than 15,000 companies worldwide. Except with respect to United States investments, Wright may utilize the services of major financial institutions that are located in the nations in which the respective Funds are permitted to invest and are qualified to supply Wright with research products and services. These services include reports on particular industries and companies, economic surveys and analyses of the investment environment and trends in a particular nation, recommendations as to whether specific securities should be included in an Index and other appropriate assistance in the performance of Wright's decision-making responsibilities.


     The Indices are adjusted quarterly and as otherwise necessary to reflect significant events. Changes in the composition of an Index will be made by determining whether existing companies included in the Index continue to meet the criteria of the Index and whether other companies meet these criteria and should replace or be added to the companies already comprising that Index. The Indices give equal weight to each security included therein, and are intended to include substantially all the publicly traded companies which meet the requirements of the prudent investor in the respective nations. Use of the equal weighting method of constructing an Index will often result in a greater representation of smaller capitalization companies than would occur if the Index were weighted on the basis of relative market capitalization in the nation or nations in which their securities are primarily traded. Such smaller capitalization companies may have shorter operating histories, less diversification of assets and smaller dividend payments than larger capitalization companies. On the other hand, such smaller capitalization companies may be younger or less mature companies still experiencing significant growth. A detailed explanation of the objective criteria used in the process of selecting companies for inclusion in an Index is included in the Statement of Additional Information.

     The securities included in an Index will be (i) admitted to official listing on a stock exchange in any Member State of the European Economic Community, (ii) admitted to official listing on a recognized stock exchange in any other country in Western Europe, Asia, Oceania, the American continents, including Bermuda, and Africa, (iii) traded on another regulated market in any such Member State of the European Economic Community or such other country referred to above, provided such market operates regularly and is recognized and open to the public, or (iv) recently issued, provided the terms of the issue provide that application be made for admission to official listing on any of the stock exchanges or other regulated markets referred to above, and provided such listing is secured within a year following the date of issuance.

     The performance of each National Equity Index is included in various publications of Wright Investors' Service, including the monthly International Investment Advice and Analysis.


Policies that Apply to the Funds

     Each Fund seeks to achieve its investment objective of enhanced total investment return (price appreciation plus income) by investing in a portfolio of equity securities selected by the Investment Adviser from the publicly traded companies in the corresponding Index. The Investment Adviser will select equity securities for a Fund's portfolio from companies in the relevant Index, determine to sell securities in the Fund's portfolio, and determine the amount to be invested in a security on the basis of characteristics which have been identified by the Investment Adviser as being likely to provide comparatively superior investment return over the intermediate term. Although each Fund may acquire for its portfolio only those securities which are included in the relevant Index at the time of purchase, it is not expected that the Fund's portfolio will necessarily resemble the Index either in the number of securities included or in the amount invested in each security. Although there can be no guarantee that each Fund's investment objective will be achieved, each Fund is expected to have an investment portfolio composed of the equity securities of companies in the designated nation or nations.



Other Investment Policies

     The Trust, on behalf of each Fund, has adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may be changed as to each Fund only by the vote of a majority of the affected Fund's outstanding voting securities. Among these restrictions, a Fund may not borrow money except from a bank, and then only up to 1/3 of the current market value of its total assets (excluding the amount borrowed). A Fund may not purchase any securities which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     None of the Funds has any current intention of borrowing for leverage or speculative purposes. Each Fund may not invest more than 15% of its net assets in investments that are illiquid at the time of purchase.


     While each Fund is non-diversified under the 1940 Act, each such Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As of the last day of each quarter of its taxable year, each Fund intends that its investments in the securities of any one issuer (other than the U.S. Government and other regulated investment companies) will be limited to 25% of its total assets. However, with respect to at least 50% of its total assets, the Fund may not have invested more than 5% of its assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Investing a greater percentage of a Fund's assets in the securities of a single issuer will make such Fund more susceptible to adverse developments affecting such issuer.


     None of the Funds is intended to be a complete investment program by itself and the prospective investor should take into account his or her objectives and other investments when considering the purchase of any Fund's shares. The Funds cannot eliminate risk or assure achievement of their objectives.


Special Investment Considerations -- Risks

Repurchase Agreements. Each Fund may enter into repurchase agreements in order to earn income on temporarily uninvested cash. A repurchase agreement is an agreement under which the seller of securities agrees to repurchase and a Fund agrees to resell the securities at a specified time and price. Each Fund may enter into repurchase agreements only with large, well-capitalized domestic or foreign banks or government securities dealers that meet Wright credit standards. In addition, such repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned under the repurchase agreement. In the event of a default or bankruptcy by a seller under a repurchase agreement, the affected Fund will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, a Fund could suffer a loss. There is no percentage limit on the amount of any Fund's investments in repurchase agreements, except for the requirement that, under normal market conditions, at least 80% of each Fund's net assets will be invested in equity securities.

Temporary Defensive Investments. During periods of unusual market or economic conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or any portion of each Fund's assets may be held in cash (including, subject to the Code's requirements applicable to regulated investment companies, the foreign currency of the nation or nations in which such Fund invests) or invested in short-term obligations, including but not limited to obligations issued or guaranteed by the U.S. or any foreign government or any of their respective agencies or instrumentalities; obligations of public international agencies; commercial paper which at the date of investment is rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by such rating organizations, is deemed by the Investment Adviser to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated, which are deemed by the Investment Adviser to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic or foreign banks which are determined to be of high quality by the Investment Adviser. Temporary investments may be denominated either in U.S. dollars or in the currency of the nation in which the Fund primarily invests.

Foreign Investments. Investment in securities of foreign companies and governments may involve certain risk considerations in addition to those arising when investing in domestic securities. These considerations include the possibility of currency exchange rate fluctuations and revaluation of currencies, the existence of less publicly available information about foreign issuers, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability, war or expropriation. Moreover, foreign stock and bond markets generally are not as developed and efficient as those in the United States and, therefore, the volume and liquidity in those markets may be less, and the volatility of prices may be greater, than in U.S. markets. Settlement of transactions in foreign markets may be delayed beyond what is customary in U.S. markets. These considerations generally are of greater concern in developing countries. Further information regarding the nations in which the Funds will invest may be found in the Appendix, beginning on page 30.

     Each Fund may, but does not expect to, invest in foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities.

Foreign Currency Transactions. Each Fund may buy and sell foreign currencies. The value in U.S. dollars of investments quoted or denominated in foreign currencies will be affected by changes in currency exchange rates. As one way of managing currency exchange rate risk, a Fund may enter into forward foreign currency exchange contracts, which are agreements to purchase or sell foreign currencies at a specified price and date. A Fund will usually enter into these contracts to fix the value of a security it has agreed to buy or sell (transaction hedge). A Fund may also use these contracts to hedge the value of a security it already owns, particularly if it expects a decline in the value of the currency in which the foreign security is quoted or denominated (position hedge). The underlying currency value of each Fund's forward contracts will be limited to the value of securities to be bought and sold in that currency plus the value of the Fund's portfolio securities quoted or denominated in such currency. There is no other percentage limitation on any Fund's holdings of foreign currencies or forward contracts, except for the requirement that, under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. Although a Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Investment Adviser's ability to predict accurately the future exchange rate between foreign currencies. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities.

Lending Portfolio Securities. Each Fund may seek to increase its total return by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans are required to be continuously secured by collateral in cash, cash-equivalents and U.S. Government securities. During the existence of a loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the Fund may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders fees to third parties. A Fund may invest the proceeds it receives from a securities loan in the types of securities in which it may invest. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Investment Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets.


The Investment Adviser

     Each Fund has engaged Wright Investors' Service, Inc. ("Wright"), a wholly-owned subsidiary of The Winthrop Corporation ("Winthrop"), to act as its investment adviser pursuant to an Investment Advisory Contract. Wright, acting under the general supervision of the Trust's Trustees, furnishes each Fund with investment advice and management services. The address of both Winthrop and Wright is 1000 Lafayette Boulevard, Bridgeport, Connecticut. The Trustees of the Trust are responsible for the general oversight of the conduct of the Funds' business.


     Wright is a leading independent international investment management and advisory firm which, together with its parent, Winthrop, has more than 30 years' experience. Its staff of over 150 people includes a highly respected team of 65 economists, investment experts and research analysts. In addition to the Funds, Wright manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals. Wright is also the investment adviser to The Wright Managed Equity Trust, The Wright Managed Income Trust, The Wright Managed Blue Chip Series Trust and The Catholic Values Investment Trust (the "Wright Funds"). Wright operates one of the world's largest and most complete databases of financial information on over 15,000 domestic and international corporations. The estate of John Winthrop Wright is the controlling shareholder of Winthrop. At the end of 1996, Wright managed approximately $4 billion of assets.


     An Investment Committee of senior officers, all of whom are experienced analysts, exercises disciplined direction and control over all investment selections, policies and procedures for each Fund. The Committee, following highly disciplined buy-and-sell rules, makes all decisions for the selection, purchase and sale of all securities. The members of the Committee are as follows:


     Peter M. Donovan, CFA, President and Chief Executive Officer of Wright. Mr. Donovan received a BA Economics, Goddard College and joined Wright from Jones, Kreeger & Co., Washington, DC in 1966. Mr. Donovan is the president of The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust and Catholic Values Investment Trust. He is also director of Aetna Master Fund. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Judith R. Corchard, Chairman of the Investment Committee, Executive Vice President -- Investment Management of Wright. Ms. Corchard attended the University of Connecticut and joined Wright in 1960. She is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Jatin J. Mehta, CFA, Executive Counselor and Director of Education of Wright. Mr. Mehta received a BS Civil Engineering, University of Bombay, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Mehta was an executive of the Industrial Credit Investment Corporation of India, a World Bank agency in India for financial assistance to private industry. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Harivadan K. Kapadia, CFA, Senior Vice President -- Investment Analysis and Information of Wright. Mr. Kapadia received a BA (hon.) Economics and Statistics and MA Economics, University of Baroda, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Kapadia was Assistant Lecturer at the College of Engineering and Technology in Surat, India and Lecturer, B.J. at the College of Commerce & Economics, VVNagar, India. He has published the textbooks: "Elements of Statistics," "Statistics," "Descriptive Economics," and "Elements of Economics." He was appointed Adjunct Professor at the Graduate School of Business, Fairfield University in 1981. He is also a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Michael F. Flament, CFA, Senior Vice President -- Investment and Economic Analysis of Wright. Mr. Flament received a BS Mathematics, Fairfield University; MA Mathematics, University of Massachusetts and an MBA Finance, University of Bridgeport. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     James P. Fields, CFA, Vice President and Investment Officer of Wright. Mr. Fields received a B.S. Accounting, Fairfield University and an MBA Finance from Pace University. He joined Wright in 1982 and is also a member of the New York Society of Security Analysts.


     Amit S. Khandwala, Vice President of Wright. Mr. Khandwala received a BS (Economics, Accounting, International Business and Computers) from University of Bombay, India, and an MBA (Investments, Corporate Finance, International Finance & International Marketing) from the University of Hartford. Mr. Khandwala has taught in the Executive MBA Program at the University of Hartford Business School. Mr. Khandwala was involved in the establishing of the Stamford Society of Securities Analysts and is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts. He joined Wright in 1986.

     Charles T. Simko, Jr., Vice President - Investment Research of Wright. Mr. Simko received a BS in Mathematics from Fairfield University. He joined Wright in 1985.

     Under the Funds' Investment Advisory Contract, each Fund is required to pay Wright a monthly advisory fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the following table. However, for the 1997 fiscal year, Wright has agreed to reduce its advisory fee and reallocate certain expenses, if such action is necessary to keep each Fund's expense ratio at or below 2.00%. As of December 31, 1996, the net assets of the Italian Fund were $10,862,411. For the period from the start of business, September 9, 1996 to the fiscal year ended December 31, 1996, the Fund paid advisory fees equivalent to 0.75% of the Fund's average daily net assets. At December 31, 1996, the Spanish Fund had not commenced operations.


                           ANNUAL % ADVISORY FEE RATES

       Under $500 Million   $500 Million to $1 Billion   Over $1 Billion
     ----------------------------------------------------------------------

            0.75%                     0.73%                    0.68%

     In addition to compensating Wright for its advisory services to the Funds, the advisory fee is intended to partially compensate Wright for the maintenance of the National Equity Indices which form the basis for the selection of securities for the Funds. Wright incurs significant expenses in maintaining the Indices, including: the cost of employing persons to research companies that are candidates for inclusion in or removal from an Index and to enter data into Wright's computerized international database; compensation to institutions in each country for research provided to Wright; expenses associated with travel to the countries for which Wright maintains Indices; and the costs of subscribing to numerous publications and making extensive use of long-distance telecommunications facilities.

     The need to compensate Wright for incurring these expenses in maintaining the Indices distinguishes the Funds from traditional index funds with portfolios that track independent published indices available at little or no cost to the funds' managers.

     Shareholders of the Funds who are also advisory clients of Wright may have agreed to pay Wright a fee for such advisory services. Wright does not intend to exclude from the calculation of the investment advisory fees payable to Wright by such advisory clients the portion of the advisory fee payable by the Funds. Accordingly, a client may pay an advisory fee to Wright in accordance with Wright's customary investment advisory fee schedule charged to investment advisory clients and at the same time, as a shareholder in a Fund, bear its share of the advisory fee paid by the Fund to Wright as described above.

     Pursuant to the Investment Advisory Contract, Wright also furnishes for the use of each Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of each Fund. Other than those expenses expressly stated to be payable by Wright under its Investment Advisory Contract, each Fund is responsible for all expenses relating to its operations including, but not limited to, Wright's advisory fee; Eaton Vance's administration fee; fees pursuant to the Trust's Rule 12b-1 distribution plan; taxes, if any; custodian, legal and auditing fees; fees and expenses of Trustees who are not members of, affiliated with or interested persons of Wright, Winthrop or Eaton Vance; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of each Fund's net assets; printing and other expenses which are not expressly designated as expenses of Wright or Eaton Vance.

     Wright places the portfolio security transactions for each Fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute the Funds' portfolio security transactions on the most favorable terms and in the most effective manner possible. Subject to the foregoing, Wright may consider sales of shares of the Wright Funds as a factor in the selection of broker-dealer firms to execute such transactions. Portfolio changes may be made by Wright without regard to the length of time a security has been held. However, it is not the intention of the Funds to engage in trading for short-term profits. The frequency of each Fund's portfolio transactions or turnover rate may vary from year to year depending on market conditions. A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for a Fund to qualify as a regulated investment company under the Code.

The Administrator


     Each Fund engages Eaton Vance as its administrator under an Administration Agreement. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of each Fund, subject to the supervision of the Trust's Trustees. Eaton Vance's services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Funds' custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders meetings and other administrative services necessary to conduct each Fund's business. Eaton Vance will not provide any investment management or advisory services to the Funds. For its services under the Administration Agreement, each Fund is required to pay Eaton Vance a monthly administration fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the following table. For the period from the start of business, September 9, 1996 to the fiscal year ended December 31, 1996, the Italian Fund paid Eaton Vance administration fees equivalent to 0.10% (annualized) of average daily net assets. As of December 31, 1996, the Spanish Fund had not commenced operations.


                           ANNUAL % ADMINISTRATION FEE RATES

    Under              $100 Million            $250 Million           Over
$100 Million         to $250 Million         to $500 Million      $500 Million
-------------------------------------------------------------------------------

  0.10%                  0.06%                   0.03%               0.02%

     Eaton Vance, its affiliates and its predecessor companies have been primarily engaged in managing assets of individuals and institutional clients since 1924 and managing, administering and marketing mutual funds since 1931. Total assets under management are over $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly-held holding company.

Distribution Expenses

     In addition to the fees and expenses payable by each Fund in accordance with its Investment Advisory Contract and Administration Agreement, each Fund pays for certain expenses pursuant to a Distribution Plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the 1940 Act and the Rules of the National Association of Securities Dealers, Inc. (the "NASD").

     The Trust has entered into a distribution contract with Wright Investors' Service Distributors, Inc. ("WISDI" or the "Principal Underwriter"), a wholly-owned subsidiary of Winthrop. Under this contract and the Plan, it is currently intended that each Fund will pay to WISDI for distribution services and personal and account maintenance services in connection with the Fund's shares, an annual fee equal to .25% of each Fund's average daily net assets. Appropriate adjustments to payments made pursuant to the Plan shall be made whenever necessary to assure that no payment is made by a Fund which exceeds the applicable maximum cap imposed on asset-based, front-end and deferred sales charges by Rule 2830 of the NASD.

     Pursuant to the Plan, the Trust, on behalf of each Fund, is authorized to compensate WISDI for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by WISDI in connection with the Fund's shares. The amount of such compensation, including compensation for personal and account maintenance services, paid during any one year may not exceed .25% of the average daily net assets of the Fund. Such compensation shall be calculated and accrued daily and paid quarterly.

     Distribution services and expenses for which WISDI may be compensated pursuant to this Plan include, without limitation: compensation to and expenses incurred by investment dealers, banks or other institutions ("Authorized Dealers") and the officers, employees and sales representatives of Authorized Dealers and of WISDI; allocable overhead, travel and telephone expenses; the printing of prospectuses and reports for other than existing shareholders; the preparation and distribution of sales literature and advertising; and all other expenses (other than personal and account maintenance services as defined below) incurred in connection with activities primarily intended to result in the sale of the Funds' shares.

     Personal and account maintenance services include, but are not limited to, payments made to or on account of WISDI, Authorized Dealers and their respective officers, employees and sales representatives who respond to inquiries of, and furnish assistance to, shareholders concerning their ownership of Fund shares and their accounts or who provide similar services not otherwise provided by or on behalf of the Fund.


     The Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by WISDI. Accordingly, an amount equal to 1/365 of the annual distribution fee will be accrued on each day as an expense of each Fund, which will reduce its net investment income. If the Plan were terminated or not continued by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to WISDI. WISDI would be unable to recover the amount of any unreimbursed distribution expenditures made by WISDI. However, WISDI does not intend to make distribution expenditures at a rate that materially exceeds the rate of compensation received under the Plan. For the period from the start of business, September 9, 1996 to the fiscal year ended December 31, 1996, the Italian Fund made distribution expense payments (as an annualized percentage of average daily net assets) of 0.25%. As of December 31, 1996, the Spanish Fund had not commenced operations.



How the Funds Value their Shares

     The Trust values the shares of each Fund once on each day the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The net asset value is determined in the manner authorized by the Trustees of the Trust by the Funds' custodian (as agent for the Funds) with the assistance of Wright for securities that involve valuation problems. Such determination is accomplished by dividing the number of outstanding shares of each Fund into its net worth (the excess of its assets over its liabilities).

     Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued by the Funds' custodian at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities, unless those prices are deemed by Wright to be not representative of market values. Securities which cannot be valued at such prices will be valued by Wright at fair value in accordance with procedures adopted by the Trustees. Foreign currencies, options on foreign currencies and forward foreign currency contracts will be valued at their last sales price as determined by published quotations or as supplied by banks that deal in such instruments. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar value at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees. Securities traded over-the-counter, unlisted securities and listed securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices or, if such bid and asked prices are not available, at prices supplied by a pricing agent selected by Wright, unless such prices are deemed by Wright not to be representative of market values at the close of business of the NYSE. Securities for which market quotations are unavailable, restricted securities, securities for which prices are deemed by Wright not to be representative of market values and other assets will be appraised at their fair value as determined in good faith according to guidelines established by the Trustees of the Trust. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value. Options traded on exchanges and over-the-counter will be valued at the last current sales price on the market where such option is principally traded. Over-the-counter and listed options for which a last sale price is not available will be valued on the basis of quotations supplied by dealers who regularly trade such options or if such quotations are not available or deemed by Wright not to be representative of market values, at fair value.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net asset value unless Wright deems that the particular event would materially affect net asset value, in which case an adjustment will be made.


How to Buy Shares


     Shares of each Fund are sold without a sales charge at the net asset value next determined after the receipt of a purchase order as described below. The minimum initial investment in each Fund is $1,000, although this will be waived for investments in 401(k) tax-sheltered retirement plans. There is no minimum amount required for subsequent purchases. The $1,000 minimum initial investment is also waived for Automatic Investment Program accounts which may be established with an investment of $50 or more with a minimum of $50 applicable to each subsequent investment. Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares.

     Shares of each Fund may be purchased or redeemed through an Authorized Dealer. Charges may be imposed by the institution for its services. Any such charges could constitute a material portion of a smaller account. Shares may be purchased or redeemed directly from or with each Fund without imposition of any charges other than those described in this Prospectus.

     Purchases  By  Wire:   Investors  may  purchase   shares  by   transmitting
immediately available funds (Federal Funds) by wire to:

                      Boston Safe Deposit and Trust Company
                                One Boston Place
                                   Boston, MA

                                 ABA: 011001234
                                 Account 081345
                         Further Credit: (Name of Fund)
                       (Include your Fund account number)



     Initial purchase -- Upon making an initial investment by wire, an investor must first telephone the Funds' Order Department at (800) 225-6265, ext. 7750, to advise of the action and to be assigned an account number. If this telephone call is not made, it may not be possible to process the order promptly. In addition, an Account Instructions form, which is available through WISDI, should be promptly forwarded to First Data Investor Services Group (the "Transfer Agent") at the following address:


                         WRIGHT MANAGED INVESTMENT FUNDS
                                  P.O. Box 5123
                      Westborough, Massachusetts 01581-5123


     Subsequent Purchases -- Additional investments may be made at any time through the wire procedure described above. The Funds' Order Department must be immediately advised by telephone at (800) 225-6265, ext. 7750 of each transmission of funds by wire.


     Purchases by Mail: Initial Purchases -- The Account Instructions form available through WISDI should be completed by an investor, signed and mailed with a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the Fund whose shares are being purchased and mailed to the Transfer Agent at the above address.

    Subsequent Purchases -- Additional purchases may be made at any time by an investor by check, Federal Reserve draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the relevant Fund at the above address. The sub-account, if any, to which the subsequent purchase is to be credited should be identified together with the sub-account number and, unless otherwise agreed, the name of the sub-account.

     Automatic Investment Program -- for regular share accumulation: Cash investments of $50 or more may be made through the shareholder's checking account via automatic withdrawal each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for the Automatic Investment Program.


     Purchase through Exchange of Securities: Investors wishing to purchase shares of a Fund through an exchange of portfolio securities should contact WISDI to determine the acceptability of the securities and make the proper arrangements. The shares of a Fund may be purchased, in whole or in part, by delivering to the Funds' custodian securities that meet the investment objective and policies of the relevant Fund, have readily ascertainable market prices and quotations and which are otherwise acceptable to the Investment Adviser and the Fund. The Trust will only accept securities in exchange for shares of the Funds for investment purposes and not as agent for the shareholders with a view to a resale of such securities. The Investment Adviser, WISDI and the Funds reserve the right to reject all or any part of the securities offered in exchange for shares of a Fund. An investor who wishes to make an exchange should furnish to WISDI a list with a full and exact description of all of the securities which he proposes to deliver. WISDI or the Investment Adviser will specify those securities which the Fund is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Funds' Custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Exchanged securities will be valued at their fair market value as of the date that the securities in proper form for transfer and the accompanying purchase order are both received by the Trust, using the procedures for valuing portfolio securities as described under "How the Funds Value their Shares" on page 19. However, if the NYSE or appropriate foreign stock exchange is not open for unrestricted trading on such date, such valuation shall be on the next day on which the NYSE or foreign stock exchange is so open. In any event, all valuations are determined in good faith by or at the direction of the Trust's Trustees. The net asset value used for purposes of pricing shares sold under the exchange program will be the net asset value next determined following the receipt of both the securities offered in exchange and the accompanying purchase order. Securities to be exchanged must have a minimum aggregate value of $5,000. An exchange of securities is a taxable transaction which may result in realization of a gain or loss for federal and state income tax purposes.


How Shareholder Accounts are Maintained

     Upon the initial purchase of a Fund's shares, an account will be opened for the account or sub-account of an investor. Subsequent investments may be made at any time by mail to the Transfer Agent or by wire, as noted above. The Trust has the right, upon 60 days' notice to shareholders, to involuntarily redeem shares, at the net asset value in accounts which do not meet this minimum account requirement. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. Confirmation statements indicating total shares of each Fund owned in the account or each sub-account will be mailed to investors quarterly and at the time of each purchase (other than reinvestment of dividends or distributions) or redemption. The issuance of shares will be recorded on the books of the relevant Fund. The Trust does not issue share certificates.

Distributions and Dividends by the Funds


     The Trust intends to pay dividends from the net investment income of each Fund as shown on the Fund's books at least annually. Any realized net capital gains from the sale of securities in a Fund's portfolio or other transactions (reduced by any available capital loss carryforwards from prior years) will be also paid at least annually. Shareholders may reinvest dividends, and accumulate capital gains distributions, if any, in additional shares of the same Fund at the net asset value as of the ex-dividend date. Unless shareholders otherwise instruct, all distributions and dividends will be automatically invested in additional shares of the same Fund. Alternatively, shareholders may reinvest capital gains distributions and direct that dividends be paid in cash, or that both dividends and capital gains distributions be paid in cash.



Taxes


     Under the Code, each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated and to continue to qualify as a regulated investment company for federal income tax purposes. In order to so qualify, each Fund must meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. Each Fund does not pay federal income or excise taxes to the extent that it distributes to its shareholders all of its net investment income and net realized capital gains in accordance with the timing requirements of the Code. Neither of the Funds will be subject to income, corporate excise or franchise taxation in Massachusetts in any year in which it qualifies as a regulated investment company under the Code.

     For federal income tax purposes, a shareholder's distributions from a Fund's net investment income, net short-term capital gains and certain foreign currency gains are taxable as ordinary income, whether received in cash or reinvested in additional shares. It is not expected that any portion of a Fund's distributions will qualify for the corporate dividends-received deduction. A shareholder's distributions designated as from a Fund's net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the Fund shares. Distributions on Fund shares shortly after their purchase, although they may be attributable to taxable income and/or capital gains that had been realized but not distributed at the time of purchase and therefore may be in effect a return of a portion of the purchase price, are generally subject to federal income tax. Distributions treated as ordinary income or long-term capital gains that are declared by a Fund in October, November or December to shareholders of record as of a date in such month and paid the following January will be treated for federal income tax purposes as having been received by the shareholder on December 31 of the year in which they are declared.

     In order to avoid federal excise tax, the Code requires that each Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax.

     A Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) that it derives from investments in foreign securities and may make an election under
Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of qualified taxes paid by such Fund to foreign countries. This election may be made only if more than 50% of the assets of the Fund at the close of a taxable year consists of securities in foreign corporations. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations at the Fund and shareholder levels.

     Annually, shareholders of each Fund that are not exempt from information reporting requirements will receive information on Form 1099 to assist in reporting the prior calendar year's distributions and redemptions (including exchanges) on federal and state income tax returns. Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Funds or the redemption (including an exchange) of Fund shares in their own states and localities. Under Section 3406 of the Code, individuals and other non-exempt shareholders will be subject to backup withholding of 31% on taxable distributions made by a Fund and on the proceeds of redemptions (including exchanges) of shares of the Fund if they fail to provide to a Fund their correct taxpayer identification numbers and certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is otherwise subject to such withholding. If such withholding is applicable, such distributions and proceeds will be reduced by the amount of tax required to be withheld.

     Special tax rules apply to IRA accounts (including penalties on certain distributions and other transactions) and to other special classes of investors, such as tax-exempt organizations, banks or insurance companies. Investors should consult their tax advisers for more information.

     Shareholders who are not United States persons should also consult their tax advisers about the potential application of certain U.S. taxes, including a U.S. withholding tax at the rate of 30% (or lower treaty rate) on amounts treated as ordinary income distributions to them and of foreign taxes to their investment in the Funds.

How to Exchange Shares

     Shares of either Fund may be exchanged for shares of any other Wright EquiFund, or shares of the other funds in The Wright Managed Equity Trust, The Wright Managed Income Trust or The Wright EquiFund Equity Trust at net asset value at the time of the exchange.

     This exchange offer is available only in states where shares of such other fund may be legally sold. Each exchange is subject to a minimum initial investment of $1,000 in each fund.

     Shareholders purchasing shares from an Authorized Dealer may effect exchanges between the above funds through their Authorized Dealer who will transmit information regarding the requested exchanges to the Transfer Agent.


     First Data Investor Services Group makes exchanges at the next determined net asset value after receiving a request in writing mailed to the address provided under "How to Buy Shares." Telephone exchanges are also accepted if the exchange involves shares valued at less than $50,000 and on deposit with First Data Investor Services Group. All shareholders are automatically eligible for the telephone exchange privilege. To effect such exchanges, call First Data Investor Services Group at (800) 555-0644 (this is a recorded line), Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern time). All such telephone exchanges must be registered in the same name(s) and with the same address and social security or other taxpayer identification number as are registered with the Fund from which the exchange is being made. See "How to Redeem or Sell Shares -- By Telephone" for a description of the procedures the Funds employ to ensure that instructions communicated by telephone are genuine. Neither the Trust, the Funds, the Principal Underwriter or First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine and have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. When calling to make a telephone exchange, shareholders should have their account number and social security or other taxpayer identification numbers.


     Generally, shareholders will be limited to four Telephone Exchange round-trips during each year following the initial investment and a Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of the Fund into another Wright Fund, and then back to the Fund). The Trust believes that use of the Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, the Trust generally will not honor requests for exchanges, including Telephone Exchanges, by shareholders who identify themselves or are identified by the Trust as "market-timers." The Trust identifies as market-timers on its account records those investors who repeatedly make exchanges within a short period (even if less than four round-trips per year) while retaining Fund shares for very short holding periods (often less than a month). The Trust does not automatically redeem shares that are the subject of a rejected exchange request. Such shares will only be redeemed if the Trust is specifically authorized to do so by the shareholder.

     Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Any exchange request may be rejected by a Fund or the Principal Underwriter at its discretion. The exchange privilege may be changed or discontinued without penalty at any time. Shareholders will be given 60 days' prior notice of any termination or material amendment of the exchange privilege. Contact the Transfer Agent, First Data Investor Services Group, for additional information concerning the Exchange Privilege.

     A shareholder should read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders should be aware that for federal and state income tax purposes, an exchange is a taxable transaction which may result in recognition of a gain or loss.


How to Redeem or Sell Shares

     Shares of a Fund will be redeemed at the net asset value next determined after receipt of a redemption request in good order as described below. Proceeds will be mailed within seven days of such receipt. However, at various times a Fund may be requested to redeem shares for which it has not yet received good payment. If the shares to be redeemed represent an investment made by check, each Fund will delay payment of the redemption proceeds until the check has been collected which, depending upon the location of the issuing bank, could take up to 15 days. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the Fund's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. For federal and state income tax purposes, a redemption of shares is a taxable transaction which may result in recognition of a gain or loss.

     Through Authorized Dealers: Shareholders using Authorized Dealers may redeem shares through such Dealers.


     By Telephone: All shareholders are automatically eligible for the telephone redemption privilege, unless the account application indicates otherwise. Shareholders redeeming $50,000 or less may effect their redemption by calling the Funds' Transfer Agent, First Data Investor Services Group, at (800) 555-0644 (9:00 a.m. to 4:00 p.m. Eastern time) if the redemption involves shares on deposit with First Data Investor Services Group. Payment will be made by check to the address of record. Telephone instructions will be tape recorded. Shareholders redeeming more than $50,000 may effect a redemption by calling the Funds' Order Department at (800) 225-6265, ext. 7750 (8:30 a.m. to 4:00 p.m.
Eastern time). In times when the volume of telephone redemptions is heavy, additional phone lines will automatically be added by the Funds. However, in times of drastic economic or market changes, a telephone redemption may be difficult to implement. At such times, a shareholder may redeem shares by mail or by faxing a redemption request to (617) 348-2932.


     When calling to make a telephone redemption, shareholders should have available their account number. A telephone redemption will be made at that day's net asset value, provided that the telephone redemption request is received prior to 4:00 p.m. on that day. Telephone redemption requests received after 4:00 p.m. will be effected at the net asset value determined for the next trading day. Payment will be made by check to the address of record or, if an appropriate election was made on the application form, by wire transfer to the bank account or address designated. Payment is normally made within one business day after receipt of the redemption request in good order. Trust Departments may make redemptions and deposit the proceeds in checking or other accounts of clients, as specified in instructions furnished to the Funds at the time of initially purchasing Fund shares. Neither the Trust, the Funds, the Principal Underwriter or First Data Investor Services Group will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine and have been followed.


     By Mail: A shareholder may also redeem all or any number of shares at any time by mail by delivering the request with a stock power to the Transfer Agent, First Data Investor Services Group, Wright Managed Investment Funds, P.O. Box 5123, Westborough, Massachusetts 01581-5123. As in the case of telephone requests, payments will normally be made within one business day after receipt of the redemption request in good order. Good order means that written redemption requests or stock powers must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.


     Redemption Fee: For shares redeemed within 30 days of purchase, a redemption fee of 1 1/2% of the redemption proceeds will be assessed. This redemption fee will be retained by the respective Fund. The redemption fee is to help defray costs associated with redemptions and is not used for sales-related expenses. No redemption fee will be payable or imposed with respect to shares of the Funds purchased by an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Funds or their Principal Underwriter. For the period from the start of business, September 9, 1996 to the fiscal year ended December 31, 1996, the Italian Fund received $82 from shareholders as redemption fees.


     The right to redeem shares of a Fund and to receive payment therefor may be suspended at times (a) when the securities markets are closed, other than customary weekend and holiday closings, (b) when trading is restricted for any reason, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) when the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment or redemption.

     Due to the relatively high costs of maintaining small accounts, each Fund reserves the right to redeem fully at net asset value any Fund account
(including accounts of clients of fiduciaries) which at any time, due to redemptions or exchanges, amounts to less than $500 for that Fund; any shareholder who makes a partial redemption which reduces his account in a Fund to less than $500 would be subject to the Fund's right to redeem such account. Prior to the execution of any such redemption, notice will be sent and the shareholder will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum of $500 per Fund. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.


Performance Information

     From time to time a Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. The current yield for a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. A Fund's average annual total return is determined by computing the annual percentage change in value of $1,000 invested at the public offering price (i.e., net asset value per share) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value.

     Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period. The reduction of fees or assumption of expenses by Wright, WISDI or Eaton Vance will result in a Fund's higher performance.


Other Information

    The Trust is a business trust established under Massachusetts law and is an open-end management investment company. The Trust was established pursuant to a Declaration of Trust dated July 14, 1989, as amended and restated December 20, 1989 and further amended April 13, 1995 to change the name of the Trust from EquiFund - Wright National Fiduciary Equity Funds to The Wright EquiFund Equity Trust. The Trust consists of nineteen series. Each Fund's activities are supervised by the Trustees of the Trust.


     The Trust's shares of beneficial interest have no par value and may be issued in two or more series or "funds." The Trustees are empowered by the Declaration of Trust and By-laws to change the name of any existing series and to create additional series without obtaining shareholder approval.

     The Trust's shares may be issued in an unlimited number by its Trustees. Each share of a series represents an equal proportionate beneficial interest in that series and, when issued and outstanding, the shares are fully paid and non-assessable by the relevant series. There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of the net asset value of a series which they represent. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees of the Trust can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. Shares will be voted by individual series except to the extent required by the 1940 Act. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of a series, shareholders are entitled to share pro rata in the net assets of that series available for distribution to shareholders, and in any general assets of the Trust not allocated to a particular series by the Trustees.


     As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

     The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10% of the Trust's outstanding shares.


Tax-Sheltered Retirement Plans

     The Funds are available for investments by Individual Retirement Account Plans for individuals and their non-employed spouses, Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations, or 401(k) tax-sheltered retirement plans. The minimum initial purchase of $1,000 per Fund and the small account redemption policy will be waived for investments by 401(k) plans.

     For more information, contact your Authorized Dealer or write to:

                  Wright Investors' Service Distributors, Inc.
                            1000 Lafayette Boulevard
                          Bridgeport, Connecticut 06604

                             or call: (800) 888-9471

                                    APPENDIX

===============================================================================



                       INFORMATION CONCERNING THE NATIONS
                         IN WHICH THE FUNDS WILL INVEST


     The Funds will invest in securities quoted or denominated in the currencies of countries other than the United States. The following summaries are designed to provide a general discussion of economic and other conditions in each of these countries. The information in these summaries has been derived from sources that Wright believes to be reliable, but the data has not been independently verified.

     International investments, like many things, have both benefits and risks. The benefits are real and can be quite substantial. One of the key benefits is diversification, as the correlation among international securities tend to be much lower than the correlation among securities within any single country. There are also risks to be considered. Investors in any single country should understand the economic potential of investments in such a country as well as the relationship of the currency of that country to the investor's own currency. Several other items must be considered by the investor including the reliability of information about the various companies within the country, legal restrictions, and the economic and social characteristics that are unique to each country. See Appendix A in the Statement of Additional Information for additional economic and financial information about countries in which the Funds may invest. The Wright EquiFunds limit their investment consideration to the world's major industrialized nations and to those nations for which
WORLDSCOPE(R), the information database of Wright Investors' Service, Inc., provides comprehensive and reliable investment information. Wright Investors' Service, Inc. believes that WORLDSCOPE(R) has counteracted the lack of quality information which has been a major problem for the international investor.


                      Political and Economic Considerations

     Potential international investors must be aware of political and economic actions which might change the investment environment. For example, the members of the European Union (EU) (successor to the European Communities EC, the Common Market), which is the designation of three organizations (the European Economic Community or EEC, the European Coal and Steel Community, and the European Atomic Energy Community) with common membership and, since
July of 1967, a common executive, have agreed that a single European market will remove all barriers to free trade and free movement of capital and people. The effect of European unification will be to create a major economic trading unit composed of the entire fifteen members of the EU (Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and Sweden). The macroeconomic effects of such unification could be substantially higher economic growth. Economies of scale and lower costs could lead to reduced inflation while fiscal reform and budget restraint might reduce budget deficits despite an initial higher rate of unemployment. It is not possible to predict the precise impact of European unity or if all the program goals incorporated in the Maastricht Treaty of 1991 will be achieved. However, Wright believes that European economic integration offering substantial long-term economic benefits to the member nations will ultimately come to pass.

     The European Currency Unit (ECU) is the official accounting unit of the EEC and, as such, is used by member nations for budgetary purposes in setting common agricultural prices and in the accounts of the EU institutions since the implementation of the European Monetary System (EMS) in March of 1979. The major aim of the EMS is to achieve close monetary and economic cooperation among the member countries of the EU and, in particular, to create a zone of monetary stability. The ECU is an open-basket currency whose value is based on the weighted value of the member currencies with weights based on each member's share of intra-Europe trade and the relative size of its GDP. Each member nation values its currency in terms of the ECU. Nine of the member currencies (Dutch guilder, German mark, Austrian schilling, Belgian franc, Portuguese escudo, Danish prone, French franc, Irish punt and Spanish peseta) form the EMS grid. If an EMS grid member's currency deviates more than 15% (2.25% for the mark and guilder) of the agreed central rates against the other members of the mechanism, the member nation must take steps to correct the problem or to either devalue or revalue its currency. Following the currency turmoil of 1992, Great Britain and Italy withdrew from the EMS's exchange Rate mechanism effectively devaluing the pound and the lira. They have remained outside the EMS but continue to measure the value of their currency against the EMS grid. Spain and Italy devalued their currency against the EMS grid in March of 1995.

     The "official ECU" is used between European monetary authorities to settle debts they incur with one another as a result of their interventions in the currency markets. There is also a private or commercial ECU, the use of which has increased substantially over the last few years. Its stature increased with the issue of the first Euro-ECU bonds in 1981, and it is now one of the most widely used currencies for international bond issuance. The ECU enjoys greater popularity than was envisioned at its inception in 1979. It is known far beyond Europe as a currency unit freely convertible into all major currencies. It is widely used to price, invoice, and settle transactions involving goods and services. Thousands of Europeans now use ECU's to buy cars, pay hotel bills or transact other business on ECU credit cards and on ECU-denominated checking accounts or travelers checks.

     There are other examples of political and economic events, some quite dramatic, which impact the investment environment. In the past decade, there has been world-wide movement towards "privatization" of government owned and operated companies. Examples include the water companies in the Great Britain, the banks in France, etc. The economies of Austria and Portugal are especially expected to benefit from privatization in the coming years.

     Recent dramatic developments in the former Soviet Union, the Eastern Bloc nations, China, Central America, and South Africa can be expected to have a major, but as yet not fully predictable, impact on the world in general and the nations in which the Fund will invest in particular. It remains to be seen if the fledgling democracies can successfully cope with the many economic dislocations which have accompanied the fall of the old order. It also remains to be seen what reactions other nations will have towards a reduced Soviet military threat and potential for increased trade.

     The dismantling of the Berlin Wall in November of 1989 led to the economic unification of the economically weak East Germany with the economically strong West Germany in July 1990. This was followed by the political unification on October 3, 1990.

     The European Free Trade Association (EFTA) consisting of Austria, Iceland, Norway, Portugal, Sweden, and Switzerland with associated member Finland, was created in January of 1960 with the objective to gradually reduce customs duties and quantitative restrictions between members on industrial products. All tariffs and quotas were eliminated by year-end 1966. EFTA entered into free-trade agreements with the EU in January of 1973. Trade barriers were removed by July 1976. EFTA is expected to expand to include Central European countries. The world-wide trade movement towards increasingly Free Market economies has been helped by the establishment of the World Trade Organization
(WTO) successor to GATT.

     Members of the North Atlantic Treaty Organization (NATO) (Belgium, Canada, Denmark, France, Great Britain, Iceland, Italy, Luxembourg, Netherlands, Norway, Portugal, the United States, Greece, Turkey, Germany, and Spain) agreed to settle disputes by peaceful means, to develop individual and collective capacity to resist armed attack, and to regard an attack on one as an attack on all. With the demise of the former Warsaw Pact nations of the communist world, political tensions in Europe appear to have materially eased.

     The Organization for Economic Cooperation and Development (OECD) was established in September of 1961 to promote economic and social welfare in member countries and to stimulate and harmonize efforts on behalf of developing nations. The OECD collects and disseminates from its Paris headquarters economic and environmental information to members which represent nearly all the industrialized "free market" countries: Australia, Austria, Belgium, Great Britain, Iceland, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United States and with Yugoslavia as an associate member.


                       Restrictions on Foreign Investment

     Another issue which must be addressed by global investors is the possibility of investment restrictions. Some countries impose restrictions on foreigners investing in their country. These restrictions may limit the amount of foreign investment or in some cases create a separate class of securities which may be purchased by foreigner investors at a different price from similar securities purchased by domestic investment. The countries in which the Funds will invest do not impose restrictions on portfolio investments although Sweden and Switzerland do have two classes of shares (see below) while Sweden and Japan do have some special regulations which the Fund must comply with. Other potential pitfalls to foreign investment include high transaction costs, including brokerage fees, stock turnover taxes, exchange rates, and miscellaneous costs. These vary widely by type of investment and by country.
Consideration must also be given to withholding taxes. Most countries levy non-refundable withholding taxes on interest and dividend income earned by non-residents on domestic investments. The withholding tax rates disclosed below are subject to changes. While the existence of reciprocal tax treaties between many countries may to some extent mitigate that impact, such treaties are frequently not available to institutions such as open-ended mutual funds. Note that unlike in the U.S. and Canada, where dividends are geneally paid quarterly, dividends in most nations are paid only once (annually) or twice (semi-annually) a year. Liquidity or the ability of an investor to dispose of his or her holdings quickly at a reasonable cost may be a special concern with foreign investments. Sometimes there may be difficulties involved in selling instruments in those countries where secondary markets are not broad or actively traded. Political or sovereign risk is still another concern. This addresses the issue of whether the government may take action which would reduce the value of an investor's assets. The industrial nations involved with the Funds are basically stable and, except as noted under Political and Economic Considerations above, it is not believed that there would be a significant change due to an election or revolution. However, one nation, Hong Kong, will be taken over by the Chinese government in 1997 and there is considerable uncertainty as to the impact of such a takeover.

     The size of the markets is another concern. In December of 1996, FT Actuaries/Goldman Sachs calculated the world equity market at some U.S. $13,349 billion. This market is dominated by the U.S. ($5,926 billion) and Japan ($2,386 billion). Other nations of significant size include Switzerland ($340 billion), Italy ($170 billion), France ($441 billion), Canada ($315 billion), Germany ($495 billion), and Great Britain ($1382 billion). In 1991, world equity markets posted sharp advances despite concerns about the U.S. deficit, world debt and recession in a good part of the world. In 1994, the Financial Times Actuaries World Index, which is composed of around 2,400 securities from 27 nations, posted a total return of 13.2% in 1996 in terms of U.S. dollars. The FT-Actuaries World Index showed a total return of 19.6% for 1995 following a 5.8% advance in 1994. Following is a table summarizing the market capital, total return performance, price/earnings ratios and normal settlement time.



                                  1994      1995      1996      1996
                       Market    FT/S&P    FT/S&P    FT/S&P      P/E
   NATION              Capital    Index     Index     Index     Ratio    SETTLEMENT
                         (1)       (2)       (2)       (2)       (2)
------------------------------------------------------------------------------------------------------------------------------

   Australia            201.0      6.5%     15.2%      21.8    17.5      Five business days
   Austria               20.5     -0.2%     -3.3%      10.8    15.5      Second Monday after trading week
   Belgium               90.5      7.8%     29.1%      13.2    18.3      Cash market -- same day
   Canada               314.9     -2.2%     17.7%      30.8    19.9      Five business days
   Denmark               44.6      3.1%     16.4%      24.1    15.8      Three business days
   Finland               40.1     52.1%      2.0%      34.5    17.7      Five business days
   France               441.3     -4.2%     13.2%      23.0    57.5      Usually last business day of month
   Germany              495.2      4.0%     16.5%      18.2    27.4      Two business days
   Great Britain      1,382.9     -1.2%     23.3%      28.0    15.7      Two-week rolling average
   Hong Kong            299.3    -31.3%     23.6%      35.2    16.2      Next business day
   Ireland               25.3     15.1%     28.3%      33.2    10.8      Bi-weekly
   Italy                170.1     11.6%     -0.4%      15.8    20.6      Usually last business dayof month
   Japan              2,386.9     21.5%     -0.4%     -16.1   119.7      Three business days
   Luxembourg              --        --        --        --      --     --
   Malaysia             148.8    -17.7%      3.0%      26.2    24.8      See note (3)
   Mexico                56.8    -40.0%    -25.5%      19.4    17.3      Two business days, see note (4)
   Netherlands          290.6     12.6%     30.2%      27.2    17.9      Within 10 days
   New Zealand           24.5      7.9%     18.4%      20.3    15.0      Five business days
   Norway                30.6     20.7%     10.8%      30.6    12.5      Seven business days
   Singapore             66.6      3.2%     11.1%       4.5    24.4      Tuesday of the following week
   Spain                145.5     -1.4%     30.5%      37.7    16.3      Wednesday of the following week
   Sweden               176.8     19.5%     37.7%      38.3    12.7      Five business days
   Switzerland          340.1      5.0%     45.4%       2.7    22.3      Three business days
   United States      5,926.2      1.7%     37.3%      22.8    20.3      Five business days

---------------------------------------------------------------------------------------------------------------------------------

(1)  Billions of U.S.$. Estimated by FT/S&P Actuaries World IndicesTM/SM include approximately 2,400 securities in 27 national indices. Excludes investment companies and foreign domiciled companies. (e): Estimated -- Malaysia and  Singapore are not reported separately.

(2)  Total return measured in U.S.$. P/E ratio at year-end 1996. FT/S&P Actuaries World IndicesTM/SM include approximately 2,400 securities in 27 national indices.

(3)  Kuala Lumpur Exchange."Ready Bargains" settle not later than 3:00 pm on: 1) Wednesday of the week following the trading period when the clients  are selling; 2) Thursday of the week following the trading period when brokers are dealing with SCANS
     (Securities Network Services); 3) Friday of the week following the trading period when SCANS is dealing with buying brokers.

(4)  For Exchange Traded Securities.

                                COUNTRY SUMMARIES

===============================================================================




ITALY is located in southern Europe, jutting into the Mediterranean Sea. The population is estimated to be 57 million. Major cities are Rome, Milan, Naples and Turin. Steel, machinery, autos, textiles, shoes, machine tools and chemicals are the chief industries. The currency is the Italian Lira (December 1996: ITL 1530 = $1 U.S.). The Gross Domestic Product was $1.0 trillion in 1994, or about $18,000 per capita. The 1995 current account trade balance was $14 billion. Italy is a member of the European Union.

     The Italian equity market is thin by North America and European standards. It used to be common for settlements of Italian securities trades to be delayed for as much as six months or to fail completely as a result of obsolete technology and cumbersome settlement procedures. Settlements are much quicker now although the central securities depository which has been in the planning phase for approximately ten years is not yet operational and share certificates must physically change hands every three days (cash deals) or at the end of the monthly account which is usually the last day of the month. Investments in Italy by non-residents may be made through capital accounts operated by authorized banks and income and capital may be repatriated without restriction other than the non-refundable dividend withholding tax, which is currently at 32.4%.


SPAIN is located in southwestern Europe. The population is estimated to be 39 million. Major cities are Madrid, Barcelona, Valencia and Seville. Machinery, steel, textiles, shoes, autos and processed foods are the chief industries. The currency is the Peseta (December 1996: ESP 131.28 = $1 U.S.). The Gross Domestic Product was $408 billion in 1995, or about $10,000 per capita. The 1994 current account trade balance was negative $7 billion.

     Spain does have some exchange controls although they have recently been liberalized and further liberalization is expected as a result of Spain joining the EU in January of 1986. Permission may be required for some transactions but the ability to approve such transaction has been delegated to a number of commercial banks who can both approve and handle the transactions. A few sectors of the economy are subject to specific restrictions, including national defense, mass media, and air transportation. Foreigners may freely invest in shares listed on Spanish Stock Exchanges. The non-refundable dividend withholding tax rate is currently 20%.

   The Wright
   EquiFund
   Equity Trust

   PROSPECTUS
   March 7, 1997


   Investment Adviser
   Wright Investors' Service, Inc.
   1000 Lafayette Boulevard
   Bridgeport, Connecticut 06604

   Principal Underwriter
   Wright Investors' Service Distributors, Inc.
   1000 Lafayette Boulevard
   Bridgeport, Connecticut 06604

   Administrator
   Eaton Vance Management
   24 Federal Street
   Boston, Massachusetts 02110

   Custodian
   Investors Bank & Trust Company
   89 South Street
   Boston, Massachusetts 02111

   Transfer Agent
   First Data Investor Services Group
   Wright Managed Investment Funds
   P.O. Box 5123
   Westborough, Massachusetts 01581-5123

   Auditors
   Deloitte & Touche LLP
   125 Summer Street
   Boston Massachusetts 02110


   24 Federal Street
   Boston, Massachusetts 02110



The Wright
EquiFund
Equity Trust








    WRIGHT EQUIFUND - ITALIAN
    WRIGHT EQUIFUND - SPANISH







Prospectus
March 7, 1997

-------------------------------------------------------------------------------

                                   Part B

          Information Required In A Statement of Additional Information



                                                               STATEMENT OF
                                                     ADDITIONAL INFORMATION
                                                              March 7, 1997









         THE WRIGHT EQUIFUND EQUITY TRUST

                                Wright EquiFund--Italian
                                Wright EquiFund--Spanish*



     * As of the date of this Statement of Additional Information, this Fund is not available for purchase in any state of the United States. Contact the principal underwriter or your broker for the latest information.





                                24 Federal Street
                           Boston, Massachusetts 02110










This combined Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current combined Prospectus of the Funds dated March 7, 1997, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (Telephone: (800) 888-9471).

                                Table of Contents
                   ------------------------------------------


                                                                    PAGE


Additional Information about the Trust..............................  3
Additional Investment Information...................................  3
Officers and Trustees...............................................  9
Control Persons and Principal Holders of Shares..................... 11
Investment Advisory and Administrative Services..................... 11
Custodian........................................................... 13
Independent Certified Public Accountants............................ 13
Brokerage Allocation................................................ 14
Principal Underwriter............................................... 15
Performance Information............................................. 16
Taxes............................................................... 17
Financial Statements................................................ 18



APPENDICES:

         Appendix A................................................. A1-A2

                     ADDITIONAL INFORMATION ABOUT THE TRUST

     Unless otherwise defined herein, capitalized terms have the meaning given to them in the Prospectus.

     The Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular Wright EquiFund are affected, a majority of such Fund's outstanding shares. The Trust may be terminated (i) upon the sale of the Trust's assets to another open-end management investment company, if approved by the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees of the Trust recommend such sale of assets, the approval by the vote of a majority of the Trust's outstanding shares will be sufficient; or (ii) upon liquidation and distribution of the assets of the Trust, if approved by a majority of its Trustees or by the vote of a majority of the Trust's outstanding shares. If not so terminated, the Trust may continue indefinitely.

     The Trust's Declaration of Trust further provides that the Trust's Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Investment Adviser does not consider this risk to be material.




                        ADDITIONAL INVESTMENT INFORMATION

     In selecting securities for the Indices and for inclusion in the portfolios of the Funds, Wright utilizes its international database, which includes WORLDSCOPE(R). WORLDSCOPE(R) provides more than 1,500 items of information on more than 15,000 companies worldwide. Additional information about the composition of the Indices may be obtained without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, CT 06604 (800-888-9471). Except for the United States, Wright utilizes the services of major financial institutions that are located in the nations in which the respective Funds are permitted to invest to supply Wright with research products and services including reports on particular industries and companies, economic surveys and analysis of the investment environment and trends in a particular nation, recommendations as to whether specific securities should be included in an Index and other assistance in the performance of its decision-making responsibilities. Currently, Wright expects to utilize several major international banks in the above-mentioned capacity. The Indices are adjusted as necessary to reflect recent events. A detailed explanation of the objective criteria used in the selection process is as follows.

     To be selected for an Index, a company must have:

         1. Five years of earnings data (17 quarters of 12 month earnings). To be selected, a company's trailing 12 month earnings during the last four quarters or during the last three reported years cumulatively must be positive.

         2. Five years of dividend information or positive verification that a company did not declare a dividend (20 quarters of quarterly dividend information).

         3. Three years of price information (12 quarters of quarterly prices). To be selected, a company generally must have market value (number of shares times price) equal to or greater than $20 million. Once a company is selected, its market value must be less than $15 million for the company's securities to be removed from the relevant Index.

         4. Book value information for the past five years (20 quarters). To be selected, book value must be equal to or greater than $20 million. Once a company is selected, its book value must be less than $15 million for the company's securities to be removed from the relevant Index.

         5.   Industry   group   information.   Companies  that  are  closed-end
              investment companies, real estate investment trusts or non-bank securities brokers or dealers will not be included.

     Acquired companies may continue to be included in the relevant Index up to their acquisition date.


Description of Investments

     Each Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements, certificates of deposit, bankers' acceptances, fixed time deposits, commercial paper, finance company paper, and other short-term debt securities. The Fund may hold cash or invest more than 20% of its net assets in these securities for temporary, defensive purposes.

     U.S. Government, Agency and Instrumentality Obligations -- U.S. Government obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.


     Repurchase Agreements -- involve the purchase of debt securities of the U.S. Treasury, a federal agency, a federal instrumentality or a federally-created corporation or of other high quality short-term debt obligations. At the same time a Fund purchases the security it resells such security to the vendor which is a member bank of the Federal Reserve System, a recognized securities dealer or any foreign bank whose creditworthiness has been determined by Wright to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P, and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. A Fund's risk is the ability of the vendor to pay an agreed upon sum upon the delivery date, which the Trust believes is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement. However, bankruptcy or insolvency proceedings affecting the vendor of the security which is subject to the repurchase agreement, prior to the repurchase, may result in a delay in a Fund being able to resell the security.


     Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Fixed Time Deposits -- are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Commercial Paper and Finance Company Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.


     Restricted Securities -- Securities that are not freely tradeable or which are subject to restrictions on sale under the Securities Act of 1933 are considered restricted. Such securities are illiquid and may be difficult to properly value. Each Fund's holdings of illiquid securities may not exceed 15% of its net assets. Illiquid securities include securities legally restricted as to resale. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Moreover, investments in Rule 144A securities may increase the level of fund illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.


     Convertible Securities -- Each Fund may from time to time invest up to 5% of its total assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

     Warrants and Rights -- Each Fund may purchase warrants and rights, but does not intend to invest more than 5% of its net assets in warrants and rights (other than those that have been acquired in units or attached to other securities). Warrants and rights are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. Warrants and rights may become valueless if not sold or exercised prior to their expiration.

     Foreign Securities -- The Funds may invest in foreign securities, and in certificates of deposit, bankers' acceptances, fixed time deposits issued by major foreign banks and foreign branches of United States banks, to any extent deemed appropriate by Wright and consistent with a Fund's investment objective. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risks of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S. To the extent investments in foreign securities are denominated or quoted in currencies of foreign countries, a Fund may be affected favorably or unfavorably by changes in currency exchange rates and may incur costs in connection with conversion between currencies.

     It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. companies (this is particularly true of issuers located in developing countries; however, the Funds do not anticipate investments in securities of developing countries). In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

     Foreign Currency Exchange Transactions -- The Funds may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside the United States will frequently involve currencies of foreign countries. In addition, assets of a Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of a Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates.

     As an alternative to spot transactions, a Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although a forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades, a Fund will maintain segregated accounts in connection with such transactions. The Funds intend to enter into such contracts only on net terms.

     A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of the foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the different currencies during the period between the date the security is purchased or sold and the date of payment for the security.


     Second, when Wright believes that the currency of a particular foreign country may suffer a decline, a Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain. As an operating policy, the Funds do not intend to enter into forward contracts for such hedging purposes on a regular or continuous basis. A Fund will also not enter into such forward contracts or maintain a net exposure to such contracts if the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets quoted or denominated in that currency.

     The Fund's custodian will place cash or liquid securities in a segregated account. The amount of such segregated assets will be at least equal to the value of a Fund's total assets committed to the consummation of forward contracts involving the purchase of foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund's commitments with respect to such contracts.

     A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the Fund may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the Fund intends to sell the security and the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent that there has been a change in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contracts prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Fund will not speculate in forward contracts and will limit its transactions in such contracts to the transactions described above. Of course, a Fund is not required to enter into such transactions with respect to its portfolio securities quoted or denominated in a foreign currency and will not do so unless deemed appropriate by Wright. This method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

     A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.


Investment Restrictions

     Each Fund may establish an investment reserve in cash (including foreign currency) or cash equivalent securities (high quality short-term fixed income debt securities) whenever such reserve is deemed to be in the best interests of the shareholders for any reason, including Wright's expectation of a decline in the equity markets in which the Fund is permitted to invest. Under normal market conditions, such reserves will be no more than approximately 20% of a Fund's net assets. Accordingly, each Fund will have at least 80% of its net assets invested in equity securities during normal market conditions. A greater reserve position may, however, be established temporarily if Wright believes that this would be advisable in view of what it considers to be extraordinary economic and stock market conditions. See "Special Investment Considerations - Temporary Defensive

Investments" in the Prospectus for a discussion of when the Funds may take a temporary defensive position.

     The following investment restrictions have been adopted by each Fund and may be changed as to a Fund only by the vote of a majority of the affected Fund's outstanding voting securities, which means the lesser of (a) 67% of the shares of the Fund if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. If a percentage restriction contained herein, other than that imposed by investment restriction (1), is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the following restrictions. As a matter of fundamental investment policy, each Fund may not:

         (1) Borrow money or issue senior securities, except as permitted by the 1940 Act;

         (2) Underwrite securities issued by other persons except to the extent that the purchase of securities in accordance with a Fund's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

         (3) Purchase any securities which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S.
              Government or its agencies or instrumentalities;

         (4) Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and
              (v) hold and sell real estate acquired by a Fund as a result of the ownership of securities;

         (5)  Purchase  or  sell  physical  commodities  or  contracts  for  the purchase or sale of physical commodites. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments; or

         (6)  Make loans,  except (i) through the loan of a portfolio  security,
              (ii) by  entering  into  repurchase  agreements  and  (iii) to the extent that the purchase of debt instruments, if any, in accordance with the Fund's investment objective and policies may be deemed to be loans.

     The following investment restrictions are nonfundamental policies of each Fund which may be changed by the Trustees without shareholder approval. The Funds have no current intention of borrowing for leverage purposes, making securities loans or engaging in short sales against the box. The Funds have no current intention of investing more than 5% of net assets in Rule 144A securities. Prior to engaging in such activities, the Funds' Prospectus will be amended to disclose the intention to do so. No Fund will:

         (a) Invest more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities (other than Section 4(2) commercial paper) not eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

         (b) Purchase securities on margin, make short sales except sales against the box or purchase warrants;

         (c) Invest more than 5% of its total assets in the securities of issuers which, together with their predecessors, have a record of less than three years' continuous operation;

         (d) Purchase or retain securities of any issuer if 5% or more of the issuer's securities are owned by those officers and Trustees of the Trust or its investment adviser or administrator who own individually more than 1/2 of 1% of the issuer's securities;

         (e) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;

         (f) Purchase securities issued by another investment company, except as permited by the 1940 Act;

         (g) Purchase from or sell to any of the Trust's Trustees or officers, its investment adviser, its administrator, its principal underwriter, if any, or the officers or directors of said investment adviser, administrator, and principal underwriter, portfolio securities of the Fund;

         (h) Pledge, mortgage or hypothecate its assets to an extent greater than 1/3 of the total assets of the Fund taken at market;

         (i) Purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies, or securities of other regulated investment companies) if, as a result of such purchase, more than 5% of that Fund's total assets (taken at current value) would be invested in the securities of such issuer or securities of any one issuer held by that Fund would exceed 10% of the outstanding voting securities of such issuer at the end of any quarter of the Fund's taxable year, provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer; or

         (j) Purchase or enter into an agreement to purchase securities while borrowings exceed 5% of its total assets.



                              OFFICERS AND TRUSTEES


     The officers and Trustees of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust, Wright, The Winthrop Corporation ("Winthrop"), Eaton Vance, Eaton Vance's wholly owned subsidiary, Boston Management and Research ("BMR"), Eaton Vance's parent, Eaton Vance Corp. ("EVC") or of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"), by virtue of their affiliation with either the Funds, Wright, Winthrop, Eaton Vance, BMR, EVC, or EV are indicated by an asterisk (*).


PETER M. DONOVAN (54), President and Trustee*
President, Chief Executive Officer and Director of Wright and Winthrop; Vice President, Treasurer and a Director of Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

H. DAY BRIGHAM, Jr. (70), Vice President, Secretary and Trustee*
Retired Vice President, Chairman of the Management Committee and Chief Legal Officer of Eaton Vance, EVC, BMR and EV and a Director of EVC and EV; Director of Wright and Winthrop since February, 1997.
Address: 92 Reservoir Avenue, Chestnut Hill, MA 02167

A.M. MOODY III (60), Vice President & Trustee*
Senior Vice President, Wright and Winthrop; President, Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604


WINTHROP S. EMMET (86), Trustee
Retired New York City Attorney at Law; Trust Officer, First National City Bank, New York, NY (1963-1971).
Address: Box 327, West Center Road, West Stockbridge, MA 01266

LELAND MILES (73), Trustee
President  Emeritus,   University  of  Bridgeport   (1987-present);   President,
University of Bridgeport (1974-1987); Director, United Illuminating Company.
Address: Tide Mill Landing, 2425 Post Road, Suite 102, Southport, CT 06490

LLOYD F. PIERCE (78), Trustee
Retired Vice Chairman (prior to 1984 -President), People's Bank, Bridgeport, CT; Member, Board of Trustees, People's Bank, Bridgeport, CT; Board of Directors, Southern Connecticut Gas Company; Chairman, Board of Directors, COSINE.
Address: 125 Gull Circle North, Daytona Beach, FL 32119

RAYMOND VAN HOUTTE (72), Trustee
President  Emeritus and Counselor of The Tompkins County Trust Co., Ithaca,
NY (since January 1989); President and Chief Executive Officer, The Tompkins County Trust Company (1973-1988); President, New York State Bankers Association (1987-1988); Director, McGraw Housing Company, Inc., Deanco, Inc., Evaporated Metal Products and Ithaco, Inc.
Address: One Strawberry Lane, Ithaca, NY 14850

JUDITH R. CORCHARD (58), Vice President
Executive Vice President, Senior Investment Officer, Chairman of the Investment Committee and Director of Wright and Winthrop.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

JAMES L. O'CONNOR (51), Treasurer
Vice President, Eaton Vance, BMR and EV.Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

WILLIAM J. AUSTIN, JR. (45), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Trust on December 18, 1991.
Address: 24 Federal Street, Boston, MA 02110

     All of the Trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust (except Mr. Miles), and Catholic Values Investment Trust. The fees and expenses of those Trustees (Messrs. Miles, Emmet, Pierce and Van Houtte) who are not "interested persons" of the Trust are paid by the Funds and the other series of the Trust. They also received additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are employees of Wright receive no compensation from the Trust. The Trust does not have a retirement plan for its Trustees. Beginning in 1997, Mr. Brigham will begin receiving compensation of $1,250 from the Trust and $5,000 in total compensation from the complex. For Trustee compensation from the Trust for the fiscal year ended December 31, 1996 and for the total compensation paid to the Trustees from the Wright Fund complex for the fiscal year ended December 31, 1996, see the following table.


                               COMPENSATION TABLE
                 Registrant -- The Wright EquiFund Equity Trust

                             Aggregate Compensation        Pension          Estimated          Total
                                 From The Wright          Benefits           Annual        Compensation
Trustees                      EquiFund Equity Trust        Accrued          Benefits          Paid(1)

Winthrop S. Emmet                    $1,250                 None              None            $5,000
Leland Miles                         $1,250                 None              None            $3,750
Lloyd F. Pierce                      $1,250                 None              None            $5,000
George R. Prefer(2)                   $ 750                 None              None            $3,000
Raymond Van Houtte                   $1,250                 None              None            $5,000

(1) Total compensation paid is from the The Wright EquiFund Equity Trust (19 Funds) and the other funds in the Wright Fund complex (16 funds)for a total of 34 Funds.

(2) Mr. Prefer resigned as a Trustee on September 18, 1996.

     Messrs. Miles, Emmet, Pierce and Van Houtte are members of the Special Nominating Committee of the Trustees of the Trust. The Special Nominating Committee's function is selecting and nominating individuals to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, Eaton Vance, Wright or Winthrop. The Trust does not have a designated audit committee, since the full board performs the functions of such committee.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES


     As of February 14, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Italian Fund. The Italian Fund's shares are held primarily by trust departments of depository institutions and trust companies either for their own account or for the account of their clients. From time to time, several of these trust departments may be the record owners of 5% or more of the outstanding shares of the Fund. As of February 14, 1997, Resources Trust Co., P.O. Box 3865, Englewood, CO 80155 was the record holder of 97.7% of the outstanding shares of the Italian Fund. As of the same date, Wright owned one share of the Spanish Fund, being the only share of the Fund outstanding on such date. Wright is a Connecticut corporation and a wholly-owned subsidiary of Winthrop.



                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

     The Funds have engaged Wright to act as their investment adviser pursuant to an Investment Advisory Contract. Wright, acting under the general supervision of the Trust's Trustees, furnishes the Funds with investment advice and management services. The estate of John Winthrop Wright may be considered a controlling person of Winthrop and Wright by reason of its ownership of 29% of the outstanding shares of Winthrop. The Trustees of the Trust are responsible for the general oversight of the conduct of the Funds' business.

     Pursuant to the Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the Funds, will furnish continuously an investment program with respect to the Funds, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the Funds investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Wright organization to serve without salary as officers or Trustees of the Trust. In return for these services, each Fund is obligated to pay a monthly advisory fee calculated at the rates set forth in the Funds' current Prospectus. As of December 31, 1996, the net assets of the Italian Fund were $10,862,411. For the period from the start of business, September 9, 1996 to the fiscal year ended December 31, 1996, the Fund paid advisory fees of $22,157 (equivalent to 0.75% of the Fund's average daily net assets). At December 31, 1996, the Spanish Fund had not commenced operations.


     It should be noted that, in addition to compensating Wright for its advisory services to the Funds, the advisory fee is intended to partially compensate Wright for the maintenance of the Indices which form the basis for the selection of securities for the Funds. Other mutual funds and accounts advised by Wright may use the Indices as may other entities not affiliated with Wright.


     The Trust has engaged Eaton Vance to act as the administrator for each Fund pursuant to an Administration Agreement. In addition, Eaton Vance has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Trust. For its services under the Administration Agreement, Eaton Vance is entitled to receive a monthly administration fee from each Fund at the annual rates set forth in the Funds' current Prospectus. For the period from the start of business, September 9, 1996 to the fiscal year ended December 31, 1996, the Italian Fund paid Eaton Vance administration fees of $2,953.

     Eaton Vance and EV are both wholly owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland, and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of February 28, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders, who are officers of the Trust, are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Administration Agreement.


     EVC owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

     Each Fund will be responsible for all expenses relating to its operations and not designated as expenses of Wright under the Investment Advisory Contracts or of Eaton Vance under the Administration Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining each Fund's net asset value and keeping each Fund's books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; expenses of Trustees not affiliated with Eaton Vance or Wright; distribution expenses incurred pursuant to the Trust's distribution plan; and investment advisory and administration fees. Each Fund will also bear expenses incurred in connection with litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its officers and Trustees with respect thereto.


     The Investment Advisory Contract and the Administration Agreement of both Funds will remain in effect until February 28, 1998. The Funds' Investment Advisory Contract may be continued with respect to each Fund from year to year thereafter so long as such continuance after February 28, 1998, as the case may be, is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the shareholders of that Fund. The Investment Advisory Contract and Administration Agreement may be terminated as to a Fund at any time without penalty on sixty (60) days' written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of that Fund, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreement on the part of Eaton Vance or Wright. Eaton Vance or Wright will not be liable to the Trust for any loss incurred.



                              CUSTODIAN


     Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Funds. IBT has the custody of all cash and securities of the Funds, maintains the Funds' general ledgers and computes the daily net asset value per share. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds. IBT charges custody fees which are competitive within the industry. A portion of the custody fee for each fund managed by Wright for which IBT serves as custodian is based upon a schedule of percentages applied to the aggregate assets of those funds, the fees so determined being then allocated among such funds relative to their size. In addition, each fund pays to IBT a fee based on the number of portfolio transactions, a fee based on the number of portfolio holdings, and a fee for bookkeeping and valuation services. These fees are then reduced by a credit for cash balances of the particular fund at IBT equal to 75% of the average 91-day, U.S. Treasury Bill auction rate for the billing period applied to the particular fund's average daily collected balances for the period.

     The Funds will employ foreign sub-custodians, the selection of which are subject to annual review and approval by the Trustees in accordance with Rule 17f-5 under the 1940 Act.



                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and preparation of the Funds' federal and state tax returns.

                              BROKERAGE ALLOCATION

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Wright places the portfolio security transactions for each Fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments and other clients. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Funds may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to Wright for their use in servicing their accounts. Such brokers may include firms which purchase investment services from Wright. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing advisory clients other than the Fund which paid the brokerage commissions and the other Funds. The services and information furnished by a particular firm may not necessarily be used in connection with the Funds or the Fund which paid brokerage commissions to such firm. The advisory fee paid by the Funds to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if Wright should attempt to develop comparable services and information through its own staff.

     Subject to the requirement that Wright shall use its best efforts to seek to execute each Fund's portfolio security transactions at advantageous prices and at reasonably competitive commission rates, Wright, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom a Fund's portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Wright. This policy is consistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Under the Funds' Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met.

     The Funds' Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges a Fund a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.


     If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by Wright are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Wright, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. For the period from the start of business, September 9, 1996 to the fiscal year ended December 31, 1996, the Italian Fund paid aggregate brokerage commissions of $43,481 on portfolio transactions. At December 31, 1996, the Spanish Fund had not commenced operations.



                              PRINCIPAL UNDERWRITER

     The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Funds in accordance with Rule 12b-1 under the 1940 Act and the Rules of the NASD.

     The Trust has entered into a distribution contract on behalf of the Funds with its Principal Underwriter, Wright Investors' Service Distributors, Inc. ("WISDI"), a wholly-owned subsidiary of Winthrop, providing for WISDI to act as a separate distributor of each Fund's shares.

     Under this contract and the Plan, it is currently intended that each Fund will pay to WISDI for distribution services and personal and account maintenance services in connection with the Fund's shares an annual fee equal to .25% of such Fund's average daily net assets. Appropriate adjustments to payments made pursuant to the Plan shall be made whenever necessary to assure that no payment is made by a Fund which exceeds the applicable maximum cap imposed on asset-based, front-end and deferred sales charges by Rule 2830 of the NASD.

     Pursuant to the Plan, the Trust, on behalf of each Fund, is authorized to compensate WISDI for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by WISDI in connection with the Fund's shares. The amount of such compensation, including compensation for personal and account maintenance services, paid during any one year shall not exceed .25% of the average daily net assets of the Fund. Such compensation shall be calculated and accrued daily and paid quarterly.

     Distribution services and expenses for which WISDI may be compensated pursuant to this Plan include, without limitation: compensation to and expenses incurred by Authorized Dealers and the officers, employees and sales representatives of Authorized Dealers and of WISDI; allocable overhead, travel and telephone expenses; the printing of prospectuses and reports for other than existing shareholders; the preparation and distribution of sales literature and advertising; and all other expenses (other than personal and account maintenance services as defined below) incurred in connection with activities primarily intended to result in the sale of the Funds' shares.

     Personal and account maintenance services include, but are not limited to, payments made to or on account of WISDI, Authorized Dealers and their respective officers, employees and sales representatives who respond to inquiries of, and furnish assistance to, shareholders concerning their ownership of Fund shares and their accounts or who provide similar services not otherwise provided by or on behalf of the Fund.

     The Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by WISDI. Accordingly, an amount equal to 1/365 of the annual distribution fee will be accrued on each day as an expense of each Fund, which will reduce its net investment income.

     Under the Plan, the President or Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.


     Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to a Fund without approval of a majority of the outstanding voting securities of that Fund and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time as to a Fund without payment of any penalty by a vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of a majority of the outstanding voting securities of that Fund. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. For the period from the start of business, September 9, 1996 to the fiscal year ended December 31, 1996, the Italian Fund paid WISDI distribution expenses of $7,386 (equivalent of 0.25% of the Fund's average net assets for such period). At December 31, 1996, the Spanish Fund had not commenced operations.


     For the period from the start of business, Sepember 9, 1996 to the fiscal year ended December 31, 1996, it is estimated that WISDI spent approximately the following amounts on behalf of the Italian Fund that was offering its shares during such fiscal year.

                  Wright Investors' Service Distributors, Inc.
                      Financial Summaries for the Year 1996

                              Printing         Travel        Commisions
                             & Mailing          and             and       Administration
FUND          Promotional   Prospectuses    Entertainment   Service Fees     and Other          TOTAL
----          -------------------------------------------------------------------------------------------

Italian             $134           $207            $379           $6,615           $52            $7,386



                             PERFORMANCE INFORMATION

     The average annual total return of each Fund is determined for a specified period by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the maximum public offering price (net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     The average annual total return will be calculated using the following formula:

                                P (1 + T)n = ERV

where:       P  =  A hypothetical initial payment of $1,000
             T  =  Average annual total return
             n  =  Number of years
            ERV = Ending redeemable value of a hypothetical $1,000 payment at the end of the period.

     Each Fund's yield is computed by dividing its net investment income per share earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price (net asset value) per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then they are annualized. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period.

     The  yield  earned  by each Fund  will be  calculated  using the  following formula:
                                               6
                          YIELD = 2 [ ( a-b + 1) - 1 ]
                                        ---
                                        cd

where: a = Dividends and interest earned during the period b = Expenses accrued for the period (after reductions) c = The average daily number of shares outstanding during the period that were entitled to receive dividends d = The maximum offering price (net asset value) per share on the last day of the period.

     A Fund's yield or total return may be compared to the Consumer Price Index and various domestic or foreign securities indices. A Fund's yield or total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.


     From time to time, evaluations of a Fund's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. These may include rankings prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds. The Lipper performance analysis reflects the reinvestment of dividends and capital gain distributions but does not take sales charges into consideration and is prepared without regard to tax consequences. The average annual total return for the life of the Italian Fund from the start of business, September 9, 1996 through December 31, 1996 is 6.70%. At December 31, 1996, the Spanish Fund had not commenced operations.



                                      TAXES


     Among the requirements for qualification of each Fund as a regulated investment company are the following: (1) at least 90% of the Fund's gross income for the taxable year must be derived from interest, dividends, gains from the sale or other disposition of stock or securities and certain other types of income; (2) less than 30% of the Fund's gross income for the taxable year may be derived from gross gains from the sale or other disposition of stock or securities or certain other investments held for less than three months; and (3) at the close of each quarter of its taxable year, (a) at least 50% of the value of the Fund's assets must be comprised of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total (gross) assets and not more than 10% of the voting securities of such issuer and (b) not more than 25% of the value of its total (gross) assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or certain other issuers controlled by the Fund. These requirements may limit a Fund's activities in foreign currencies and foreign currency or forward contracts to the extent gains relating to such activities are considered not directly related to the Fund's principal business of investing in securities.


     Each Fund's use of the accounting practice known as equalization may affect the amount, timing and character of distributions to shareholders. Investment by a Fund in a stock of a "passive foreign investment company" may cause the Fund to recognize income prior to the receipt of distributions from such a company or to become subject to tax upon the receipt of certain excess distributions from, or upon disposition of its stock of, such a company, although an election may in some cases be available that would ameliorate some of these adverse tax consequences.


     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, foreign currency forward contracts, and receivables or payables denominated in a foreign currency are subject to special tax rules under Section 988 of the Code which will generally cause gains and losses from these transactions to be treated as ordinary income and losses. Certain positions held by a Fund may be required to be "marked to market" (treated as if they were closed out) on the last business day of each taxable year. In addition, if certain of these positions held by the Fund substantially diminish the Fund's risk of loss with respect to securities or other positions in the Fund's portfolio, this combination of positions may be treated as a straddle for tax purposes with the possibility of deferral of losses and adjustments in the holding period of securities held by the Fund.


     Shareholders may realize a taxable gain or loss upon a redemption or exchange of shares of a Fund. Any loss realized upon the redemption or exchange of shares of a Fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. All or a portion of any loss realized upon the redemption or exchange of shares may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption or exchange.


     At December 31, 1996, net capital losses of $137,703 for the Italian Fund attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day of the Fund's next taxable year.



                              FINANCIAL STATEMENTS


     The financial statements of the Italian Fund, which are included in the Annual Report for The Wright EquiFund Equity Trust to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this Statement of Additional Information.

     Registrant incorporates by reference the audited financial information for the Fund listed below for the fiscal year ended December 31, 1996 as previously filed electronically with the Securities and Exchange Commission (Accession Number 0000853255-97-000002).

                                   APPENDIX A
                               =================





                     MAJOR ECONOMIC AND FINANCIAL INDICATORS
                  OF THE NATIONS IN WHICH THE FUNDS MAY INVEST






           The following information supplements and should be used in connection with the section of the Funds' Prospectus entitled "Appendix -- Information Concerning The Nations In Which The
           Funds May Invest."



                                               MAJOR ECONOMIC AND FINANCIAL INDICATORS*
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Avg. Annual Rates ending 1994
                                                                                             ------------------------------
                                             1994      1993      1992      1991       1990   2 Years    3 Years   5 Years

   ITALY
   Gross Domestic Product:
     Nominal                                 5.9%      2.9%      5.6%       8.7%      9.9%      4.3%       4.8%      6.6%
     Real                                    4.8%      2.9%      0.9%       1.3%      2.1%      3.8%       2.9%      2.4%
   Inflation (CPI)                           4.0%      4.5%      5.1%       6.3%      6.5%      4.3%       4.5%      5.3%
   Trade Balance (Lira bil)                 35602     32825      3085       -445      1373     34214      23837     14488
   Current Account Balance (Lira bil)       14125      9404    -29461     -24650    -17587     11765      -1977     -9634
   Interest Rates:
     Short Term (T-Bills)                    9.2%     10.6%     14.3%      12.5%     12.4%      9.9%      11.4%     11.8%
     Long Term (Govt Bonds)                 10.6%     11.3%     13.3%      13.2%     11.5%     10.9%      11.7%     12.0%
   Exchange Rates US$/Lira                 0.0006    0.0006    0.0007     0.0009    0.0009    0.0006     0.0006    0.0007
----------------------------------------------------------------------------------------------------------------------------------

   SPAIN
 Gross Domestic Product:
     Nominal                                 4.5%      3.1%      7.6%       9.5%     11.3%      3.8%       5.1%      7.2%
     Real                                    2.1%     -1.2%      0.7%       2.3%      3.7%      0.4%       0.5%      1.5%
   Inflation (CPI)                           4.8%      4.5%      5.9%       5.9%      6.7%      4.7%       5.1%      5.6%
   Trade Balance (Pesetas bil)             -14833    -14946    -30420     -30335    -29158    -14890     -20066    -23938
   Current Account Balance (Pesetas bil)    -6817     -5767    -21287     -19798    -18010     -6292     -11290    -14336
   Interest Rates:
     Short Term (T-Bills)                    8.1%     10.5%     12.4%      12.5%     14.2%      9.3%      10.4%     11.5%
     Long Term (Govt Bonds)                  9.7%     10.2%     12.2%      12.4%     14.7%      9.9%      10.7%     11.8%
   Exchange Rates US$/Peseta               0.0076    0.0070    0.0087     0.0103    0.0103    0.0073     0.0078    0.0088
-------------------------------------------------------------------------------------------------------------------------------







                                     PART C

                                Other Information

Item 24. Financial Statements and Exhibits

     (a) Financial Statements

         Included in Part A:

         Financial Highlights for Wright EquiFund-Italian for the period from the start of business, September 9, 1996 to December 31, 1996.

         Included in Part B:

         INCORPORATED BY REFERENCE TO THE ANNUAL REPORT FORTHE FUND, DATED DECEMBER 31, 1996, FILED ELECTRONICALLY PURSUANT TO SECTION 30(b)(2) OF THE INVESTMENT COMPANY ACT OF 1940(ACCESSION NO.0000853255-97-000002).

         For Wright EquiFund-Italian:

         Portfolio of Investments, December 31, 1996
         Statement of Assets and Liabilities, December 31, 1996
         Statement of Operations  for the  period  from the start of  business,
              September 9, 1996 to December 31, 1996
         Statements of hanges  in Net  Assets for the period  from the start of business, September 9, 1996 to December 31, 1996
         Financial Highlights for Wright  EquiFund-Italian  for the period from the start of business, September 9, 1996 to December 31, 1996 Notes to Financial Statements
         Independent Auditors' Report

     (b) Exhibits:

         (1) (a)Declaration of Trust dated July 14, 1989 as Amended and Restated December 20, 1989 filed as Exhibit (1)(a) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

              (b)Amendment  to the  Declaration  of Trust  dated  April 13, 1995 filed as Exhibit (1)(b) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

              (c) Amended and Restated  Establishment  and Designation of Series
                  dated November 27, 1995 filed as Exhibit (1)(c) to Post-Effective Amendment No. 10 filed February 29, 1996 and incorporated herein by reference.

              (d) Amended and Restated  Establishment  and Designation of Series
                  dated June 19,1996 filed as Exhibit (1)(d) to Post-Effective Amendment No. 11 filed June 20, 1996 and incorporated herein by reference.

         (2) By-laws dated July 14,1989 filed as Exhibit (2) to Post-Effective Amendment No.9 filed October 13, 1995 and incorporated herein by reference.

         (3)  Not Applicable

         (4)  Not Applicable

         (5)  (a) (1) Investment  Advisory  Contract  between  the  Registrant
                      on  behalf  of  Wright   EquiFund--Hong   Kong,  Wright
                      EquiFund--Italy, Wright EquiFund--Netherlands, and Wright EquiFund--Spain and Wright Investors' Service dated
                      August 25, 1994 filed as Exhibit (5)(a)(1) to Post-Effective Amendment No.9 filed October 13, 1995 and incorporated herein by reference.
              (a) (2) Investment Advisory Contract between the Registrant on behalf of Wright EquiFund--Australasia, Wright EquiFund--Global, Wright EquiFund--International, Wright EquiFund--Ireland, Wright EquiFund--Mexico and Wright EquiFund--United States and Wright Investors' Service
                      dated April 1, 1994 filed as Exhibit (5)(a)(2) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.
              (a) (3) Investment Advisory Contract between the Registrant on behalf of Wright EquiFund--Austria, Wright EquiFund--Belgium/Luxembourg, Wright EquiFund--Canada,
                      Wright EquiFund--France, Wright EquiFund--Germany, Wright EquiFund--Japan, Wright EquiFund--Nordic and Wright EquiFund--Switzerland and Wright Investors' Service dated January 20, 1994, filed as Exhibit (5)(a)(3) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.
              (a) (4) Investment Advisory Contract between the Registrant on behalf of Wright EquiFund--Britain and Wright Investors' Service dated April 17, 1995 filed as Exhibit (5)(a)(4) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

              (a) (5) Investment Advisory Contract dated September 3, 1996 between the Registrant on behalf of Wright EquiFund - Italian and Wright EquiFund - Spanish and Wright Investors' Service, Inc. filed herewith.

              (b) Amended  and  Restated  Administration  Agreement  between the
                  Registrant and Eaton Vance Management dated February 28, 1995 filed as Exhibit (5)(b) to Post-Effective Amendment No. 8 filed April 12, 1995 and incorporated herein by reference.

              (c) Letter  Agreement  dated  June  19,  1996 to the  Amended  and
                  Restated Administration Agreement filed as Exhibit (5)(c) to Post-Effective Amendment No. 11 filed June 20, 1996 and incorporated herein by reference.

         (6) Distribution Contract dated March 23, 1990 filed as Exhibit(6) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

         (7)  Not Applicable

         (8) (a) Custodian Agreement with Investors Bank & Trust Company dated December 19, 1990 filed as Exhibit (8) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.
              (b) Amendment  dated  September  20,  1995  to  Master   Custodian
                  Agreement filed as Exhibit (8)(b) to Post-Effective Amendment No. 10 filed February 29, 1996 and incorporated herein by reference.

         (9) Service Agreement dated February 1, 1996 between Wright Investors' Service, Inc. and The Winthrop Corporation filed as Exhibit (9) to Post-Effective Amendment No. 10 filed February 29, 1996 and incorporated herein by reference.

        (10) Not Applicable

        (11) Consent of Independent Certified Public Accountants filed herewith.

        (12) Not Applicable

        (13) Agreement with Wright Investors' Service in consideration of providing initial capital dated December 20, 1989 filed as Exhibit
              (13) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

        (14)  Not Applicable

        (15) (a) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 7, 1993 filed as Exhibit (15)(a) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.
              (b) Agreement   Relating   to   Implementation   of  the   Amended
                  Distribution Plan dated July 7, 1993 filed as Exhibit (15)(b) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

        (16)  Schedule of Computation of Performance Quotations filed herewith.

        (17)  Power of Attorney dated January 22, 1997 filed herewith.


Item 25.  Persons Controlled by or under Common Control with Registrant

     Not Applicable


Item 26.  Number of Holders of Securities

Title of Class                 Number of Record Holders as of February 14, 1997
-------------------------------------------------------------------------------

Shares of Beneficial Interest   Wright EquiFund--Australasia.............   -
                                Wright EquiFund--Austria.................   -
                                Wright EquiFund--Belgium/Luxembourg......  14
                                Wright EquiFund--Britain.................  80
                                Wright EquiFund--Canada..................   -
                                Wright EquiFund--France..................   -
                                Wright EquiFund--Germany.................  77
                                Wright EquiFund--Hong Kong............... 630
                                Wright EquiFund--Ireland.................   -
                                Wright EquiFund--Italian.................  20
                                Wright EquiFund--Japan................... 182
                                Wright EquiFund--Mexico.................. 900
                                Wright EquiFund--Netherlands............. 610
                                Wright EquiFund--Nordic.................. 286
                                Wright EquiFund--Spanish.................   1
                                Wright EquiFund--Switzerland............. 125
                                Wright EquiFund--United States...........   -
                                Wright EquiFund--Global..................   -
                                Wright EquiFund--International...........   -


Item 27.  Indemnification

The Registrant's By-Laws filed as Exhibit No. 2 to Post-Effective Amendment No. 9 contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

Item 28.  Business and Other Connections of Investment Adviser

Reference is made to the information set forth under the captions "Officers and Trustees" and "Investment Advisory and Administrative Services" in the Statement of Additional Information, which information is incorporated herein by reference.



Item 29.  Principal Underwriter

     (a) Wright Investors' Service Distributors, Inc.(a wholly-owned subsidiary of The Winthrop Corporation) acts as principal underwriter for each of the investment companies named below.

                         The Wright Managed Equity Trust
                         The Wright Managed Income Trust
                    The Wright Managed Blue Chip Series Trust
                        The Wright EquiFund Equity Trust

     (b)
                 (1)                                     (2)                                    (3)
         Name and Principal                     Positions and Offices                  Positions and Offices
          Business Address                   with Principal Underwriter                   with Registrant
--------------------------------------------------------------------------------------------------------------------------------

          A. M. Moody  III*                           President                     Vice President and Trustee
          Peter M. Donovan*                 Vice President and Treasurer               President and Trustee
          Vincent M. Simko*                 Vice President and Secretary                       None

--------------------------------------------------------------------------------------------------------------------------------

                                 * Address is 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604


     (c) Not Applicable.



Item 30.  Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are either in the possession and custody of the Registrant's administrator, Eaton Vance Management, 24 Federal Street, Boston, MA 02110 or of the investment adviser, Wright Investors' Service, Inc., 1000 Lafayette Boulevard, Bridgeport, CT 06604. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Registrant's administrator, Eaton Vance Management, or of the investment adviser, Wright Investors' Service, Inc.


Item 31.  Management Services

Not Applicable

Item 32.  Undertakings

     (a) Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

     (b) The Registrant undertakes to file a Post-Effective Amendment, using financial statments which need not be certified, within four to six months from the effective date of any prior post-effective amendment which made effective the registration of shares of a series of the Registrant and from the commencement of operations, unless such filing on behalf of that series has already been made.

     (c) The annual report also contains performance information and is available to any recipient of the Prospectus upon request and without charge by writing to the Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604.

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 5th day of March, 1997.

                                             THE WRIGHT EQUIFUND EQUITY TRUST

                                             By:   Peter M. Donovan*
                                             ----------------------------------
                                                   Peter M. Donovan, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the 5th day of March, 1997

SIGNATURE                                      TITLE
-------------------------------------------------------------------------------


Peter M. Donovan*                    President, Principal
-----------------                 Executive Officer & Trustee
Peter M. Donovan

James L. O'Connor*                   Treasurer, Principal
-------------------             Financial and Accounting Officer
James L. O'Connor

H. Day Brigham, Jr.*                      Trustee
--------------------
H. Day Brigham, Jr.

Winthrop S. Emmet*                        Trustee
-------------------
Winthrop S. Emmet

Leland Miles*                             Trustee
-------------------
Leland Miles

A. M. Moody III*                          Trustee
-------------------
A. M. Moody III

Lloyd F. Pierce*                          Trustee
-------------------
Lloyd F. Pierce

George R. Prefer*                         Trustee
-------------------
George R. Prefer

Raymond Van Houtte*                       Trustee
-------------------
Raymond Van Houtte

*By /s/ Alan R. Dynner
-----------------------
Alan R. Dynner
Attorney-in-Fact

                                  Exhibit Index

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to General Instructions E of form N-1A.

                                                                   Page in
                                                                  Sequential
                                                                  Numbering
Exhibit No.      Description                                       System
----------       ------------                                     -----------

(5)(a)(5) Investment Advisory Contract dated September 3, 1996 between the Registrant on behalf of Wright EquiFund - Italian and Wright EquiFund - Spanish and Wright Investors' Service, Inc.

  (11)         Consent of Independent Certified Public Accountants

  (16)         Schedule of Computation of Performance Quotations

  (17)         Power of Attorney dated January 22, 1997